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                                                                        EX 10.18

                          MERRILL PLACE OFFICE BUILDING
                             411 FIRST AVENUE SOUTH
                            SEATTLE, WASHINGTON 98104

                                 LEASE AGREEMENT

                               MERRILL PLACE, LLC

                                    LANDLORD

                                       AND

                              TERA COMPUTER COMPANY

                                     TENANT
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                                TABLE OF CONTENTS

                                                                            PAGE

1.       LEASE DATA AND EXHIBITS...............................................1
         (a)      BUILDINGS....................................................1
         (b)      PREMISES.....................................................1
         (c)      POCKET SPACE.................................................2
         (d)      TENANT'S PERCENTAGE OF THE BUILDING..........................2
         (e)      BASIC PLANS DELIVERY DATE....................................2
         (f)      COMMENCEMENT DATE............................................2
         (g)      EXPIRATION DATE..............................................2
         (h)      RENT.........................................................2
         (i)      SECURITY DEPOSIT.............................................3
         (j)      OPTION TO RENEW..............................................3
         (k)      OPTION RENT..................................................3
         (l)      EXPANSION OPTION.............................................3
         (m)      NOTICE ADDRESSES.............................................3
         (n)      EXHIBITS.....................................................3

2.       PREMISES..............................................................3

3.       COMMENCEMENT AND EXPIRATION DATES.....................................4
         (a)      COMMENCEMENT DATE............................................4
         (b)      TENANT OBLIGATIONS...........................................4
         (c)      CONFIRMATION OF COMMENCEMENT DATE............................4
         (d)      EXPIRATION DATE..............................................4
         (e)      EARLY TERMINATION............................................4
         (f)      OPTION TO EXTEND TERM........................................4
         (g)      MARKET RENT..................................................5
         (h)      EXPANSION OPTION.............................................5

4.       RENT..................................................................6

5.       SECURITY DEPOSIT......................................................6

6.       USES..................................................................6

7.       SERVICES AND UTILITIES................................................7
         (a)      STANDARD SERVICES............................................7
         (b)      INTERRUPTION OF SERVICES.....................................7
         (c)      ADDITIONAL SERVICES..........................................8

8.       COSTS OF OPERATIONS AND REAL ESTATE TAXES.............................8
         (a)      DEFINITIONS..................................................8
         (b)      BASE AMOUNTS................................................12
         (c)      ADDITIONAL RENT FOR SERVICE AND UTILITY COSTS...............12


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         (d)      ADDITIONAL RENT FOR REAL PROPERTY TAXES.....................13
         (e)      DETERMINATIONS..............................................13
         (f)      FURTHER ADJUSTMENT..........................................14
         (g)      ADDITIONAL RENT NOT DUE.....................................14
         (h)      PERSONAL PROPERTY TAXES.....................................14

9.       IMPROVEMENTS.........................................................14

10.      CARE OF PREMISES.....................................................14
         (a)      TENANT'S MAINTENANCE........................................14
         (b)      LANDLORD'S MAINTENANCE......................................15

11.      ACCEPTANCE OF PREMISES...............................................15

12.      ACCESS...............................................................15

13.      DAMAGE OR DESTRUCTION................................................16
         (a)      DAMAGE AND REPAIR...........................................16
         (b)      DESTRUCTION DURING LAST YEAR OF TERM........................16
         (c)      BUSINESS INTERRUPTION.......................................16
         (d)      TENANT IMPROVEMENTS.........................................16
         (e)      EXPRESS AGREEMENT...........................................17

14.      WAIVER OF SUBROGATION................................................17

15.      INDEMNIFICATION......................................................17
         (a)      TENANT'S INDEMNIFICATION....................................17
         (b)      LANDLORD'S INDEMNIFICATION..................................17

16.      INSURANCE............................................................18
         (a)      TENANT'S INSURANCE..........................................18
         (b)      LANDLORD'S INSURANCE........................................18

17.      ASSIGNMENT AND SUBLETTING............................................19
         (a)      ASSIGNMENT OR SUBLEASE......................................19
         (b)      ASSIGNEE OBLIGATIONS........................................20
         (c)      SUBLESSEE OBLIGATIONS.......................................20

18.      SIGNS................................................................20

19.      LIENS AND INSOLVENCY.................................................20
         (a)      LIENS.......................................................20
         (b)      INSOLVENCY..................................................21


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20.      DEFAULT..............................................................21
         (a)      TENANT'S DEFAULT............................................21
         (b)      LANDLORD'S DEFAULT..........................................22
         21.      SUBORDINATION...............................................23

22.      SURRENDER OF POSSESSION..............................................23

23.      REMOVAL OF PROPERTY..................................................23

24.      NON-WAIVER...........................................................24

25.      HOLDOVER.............................................................24

26.      CONDEMNATION.........................................................24
         (a)      ENTIRE TAKING...............................................24
         (b)      CONSTRUCTIVE TAKING OF ENTIRE PREMISES......................24
         (c)      PARTIAL TAKING..............................................25
         (d)      AWARDS AND DAMAGES..........................................25

27.      NOTICES..............................................................25

28.      COSTS AND ATTORNEYS FEES.............................................25

29.      LANDLORD'S LIABILITY.................................................25

30.      LANDLORD'S CONSENT...................................................26

31.      ESTOPPEL CERTIFICATES................................................26

32.      TRANSFER OF LANDLORD'S INTEREST......................................26

33.      RIGHT TO PERFORM.....................................................26

34.      AUTHORITY............................................................27
         (a)      CORPORATE AUTHORITY.........................................27
         (b)      PARTNERSHIP AUTHORITY.......................................27

35.      HAZARDOUS SUBSTANCES.................................................27


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36.      PARKING..............................................................27

367.     TENANT'S EXISTING LEASE..............................................28

368.     GENERAL..............................................................28
         (a)      HEADINGS....................................................28
         (b)      HEIRS AND ASSIGNS...........................................28
         (c)      NO BROKERS..................................................28
         (d)      ENTIRE AGREEMENT............................................29
         (e)      SEVERABILITY................................................29
         (f)      OVERDUE PAYMENTS............................................29
         (g)      FORCE MAJEURE...............................................29
         (h)      RIGHT TO CHANGE PUBLIC SPACES...............................29
         (i)      GOVERNING LAW...............................................29
         (j)      BUILDING DIRECTORY..........................................30
         (k)      BUILDING NAME...............................................30


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                                 LEASE AGREEMENT

         THIS LEASE ("Lease") made this _____ day of ___________, 1997, between MERRILL PLACE LLC, a Washington limited liability company ("Landlord"), and TERA COMPUTER COMPANY, a Washington corporation ("Tenant").

         In consideration of the mutual promises, covenants and conditions contained herein, the parties hereto agree as follows:

         1. LEASE DATA AND EXHIBITS. The following terms as used herein shall have the meanings provided in this Section 1, unless otherwise specifically modified by provisions of this Lease.

                  (a) BUILDINGS. Certain structures situated on a portion of the real property more particularly described on Exhibit A attached hereto and incorporated herein by reference (the "Property"), with a postal address of 411 First Avenue South, Seattle, Washington 98104. The structures on the Property are shown on the site plan attached hereto as Exhibit A-1 and are referred to herein as the "Sellar Hambach Building", the "Schwabacher Building" and the "Warehouse Building" (individually a "Building" and collectively, the "Buildings").

                  (b) PREMISES. The leased premises (the "Premises") shall include approximately 95,938 square feet of office space as hereafter designated by Tenant from the space in the Sellar Hambach Building described as follows:

                           Floor 1 Sellar Hambach Building 3,321 Sq. Ft. Floor 2 Sellar Hambach Building 19,814 Sq. Ft.
                           Floor 3  Sellar Hambach Building    19,048 Sq. Ft.
                           Floor 4  Sellar Hambach Building    18,868 Sq. Ft.
                           Floor 5  Sellar Hambach Building    18,382 Sq. Ft.
                           Floor 6  Sellar Hambach Building    18,096 Sq. Ft.
                           Floor 7  Sellar Hambach Building    17,457 Sq. Ft.

Said areas are outlined on the floor plan(s) attached hereto as Exhibit B and incorporated herein by this reference. The Premises also include tenant improvements, as described in Exhibit C attached hereto and incorporated herein by this reference. Not later than December 31, 1997, Tenant shall notify Landlord which portions of the above described space in the Sellar Hambach Building will be included in the approximately 95,938 square feet of the initial Premises. Once Tenant has so notified Landlord, Exhibit B shall be amended to show the portion included as the initial Premises and the portion included as Additional Pocket Space (as defined below).


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                  (c) POCKET SPACE. Not later than the Commencement Date, Tenant shall designate up to approximately 10,938 square feet of the initial Premises as the "Initial Pocket Space" and such Initial Pocket Space will be shown on an attachment to Exhibit B. In addition, the portions of the Sellar Hambach
Building described above which are not included in the initial Premises and the following spaces shown on Exhibit B-1 are hereby designated as the "Additional Pocket Space":

                           Floor 2  Schwabacher Building       8,400 Sq. Ft.
                           Floor 3  Schwabacher Building       8,400 Sq. Ft.

         The Initial Pocket Space shall become part of the Premises on the earlier of eighteen (18) months after the Commencement Date or the date Tenant occupies such space for other than the storage of furniture or supplies. The Additional Pocket Space shall become part of the Premises thirty-six (36) months after the Commencement Date. Until such date, Landlord may lease any of the Additional Pocket Space to third parties. The parties agree there will be a new lease executed by Tenant and the Merrill Place Building Condominium Association on terms identical to this Lease for Tenant's lease of Additional Pocket Space in the Schwabacher Building. The Initial Pocket Space and the Additional Pocket Space are referred to herein collectively as the "Pocket Space."

                  (d) TENANT'S PERCENTAGE OF THE BUILDING. The initial Premises constitute 74.96% of the non-retail space in the Sellar Hambach Building and will, when fully occupied (including the Pocket Space), constitute 89.84% of the non-retail space in the Sellar Hambach Building ("Tenant's Percentage of the Building(s)") calculated by dividing the net rentable area of the Premises from time to time, by the area of the non-retail space on floors 1 through 7 of the Sellar Hambach Building (127,992 net rentable square feet). The rentable area of the Premises as expanded from time to time and the rentable area of the Buildings shall be determined by the architectural firm of JPC utilizing BOMA standards. Based upon such calculations, "Tenant's Percentage of the Building(s)," the Rent deposit described in Section 1(h), and the Security Deposit described in Section 1(i) will be adjusted to reflect such measurements.

                  (e) BASIC PLANS DELIVERY DATE. February 1, 1998.

                      FINAL PLANS DELIVERY DATE. April 1, 1998.

                  (f) COMMENCEMENT DATE. November 1, 1998 or such earlier date as provided in Section 3 hereof.

                  (g) EXPIRATION DATE. 120 months following the Commencement
Date.

                  (h) RENT. Monthly rent (the "Rent") in the following amounts:

                           Months   1 - 36:  $1.70 per rentable square foot
                           Months   37 - 60: $1.833 per rentable square foot


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                           Months   61 - 84: $1.933 per rentable square foot
                           Months   85 - 120:$2.033 per rentable square foot

The Rent shall be payable without offset or deduction on or before the first day of each month. Additional rent "Additional Rent" shall be calculated and paid from time to time as provided in Section 7 and Section 8 hereof. Tenant shall deposit with Landlord within three (3) days of the execution of this Lease $144,500.00 to be applied to the first Rent payment due hereunder.

                  (i) SECURITY DEPOSIT. $267,920.94.

                  (j) OPTION TO RENEW. One (1) period of five (5) years.

                  (k) OPTION RENT. A monthly rental of 95% of Market Rent for similar office space in the Pioneer Square area, but not less than $2.033 per rentable square foot.

                  (l) EXPANSION OPTION. Continuing right of first right of refusal on all non-retail space in the Buildings other than Additional Pocket Space.

                  (m) NOTICE ADDRESSES.

                      Landlord:         2401 Utah Avenue South
                                        Suite 305
                                        Seattle, WA  98134

                      Tenant:           411 First Avenue South
                                        Suite 600
                                        Seattle, WA  98104

                  (n) EXHIBITS. The following exhibits or riders are made a part of this Lease:

                      Exhibit A         Legal Description of the Property
                      Exhibit A-1       Site Plan of Property
                      Exhibit B         Floor Plan of Premises
                      Exhibit B-1       Floor Plan of Additional Pocket
                                        Space in Schwabacher Building
                      Exhibit C         Tenant Improvements
                      Exhibit D         Memorandum of Lease
                      Exhibit E         Building Rules and Regulations
                      Exhibit F         Janitorial Services

         2. PREMISES. Landlord does hereby lease to Tenant, and Tenant does hereby lease from Landlord, upon the terms and conditions herein set forth, the Premises described in Section 1(b) hereof as shown on Exhibits B and B-1, together with the appurtenances, including without limitation the right to use, in common with others, the lobbies, elevators and other common areas located on the Property.


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         3. COMMENCEMENT AND EXPIRATION DATES.

                  (a) COMMENCEMENT DATE. The Commencement Date shall be the earlier of the date specified in Section l(f) or the date Tenant occupies the Premises.

                  (b) TENANT OBLIGATIONS. If Tenant's tenant improvements are not completed on the Commencement Date due to the failure of Tenant to fulfill any obligation pursuant to the terms of this Lease or any exhibit hereto including, without limitation, Tenant's failure to deliver documents necessary to comply with the Plan Delivery Dates described in Section l(e) and Exhibit C, the Lease shall be deemed to have commenced upon the Commencement Date.

                  (c) CONFIRMATION OF COMMENCEMENT DATE. In the event the Commencement Date is established as a date other than November 1, 1998, Landlord shall confirm the same to Tenant in writing. At Landlord's request, once the Commencement Date is known, the parties will execute a Memorandum of Lease in the form attached hereto as Exhibit D.

                  (d) EXPIRATION DATE. The Lease shall expire on the date specified in Section l(g).

                  (e) EARLY TERMINATION. Tenant shall have the right to terminate this Lease in the event Landlord cannot provide adequate office space to meet Tenant's expansion needs in the Buildings or in any other buildings owned by Landlord or an affiliate of Landlord within one block of the Buildings (provided rent in the other building is 95% of Market Rent (calculated as provided below) and has similar parking to the Property). Tenant may exercise this early termination any time between the 60th and 72nd months of the Lease term provided Tenant gives Landlord written notice of Tenant's intent to terminate not later than the 42nd month of the Lease term and pays Landlord a termination fee equal to the unamortized portion of the tenant improvements as shown on Exhibit C, and leasing costs associated with Tenant's occupancy of the Building, provided, however, that Tenant shall not be required to pay any termination fee if it moves to another building owned by Landlord or the same parties which comprise Landlord. As of the time Tenant intends to vacate the Premises pursuant to its early termination right, Tenant must provide Landlord with satisfactory evidence that Tenant has leased, from a third party, new space containing at the minimum one hundred and ten percent (110%) the then Premises, or this Lease shall not be deemed terminated.

                  (f) OPTION TO EXTEND TERM. Provided Tenant is not in default, beyond any applicable cure period, at the time of exercise or commencement of the option, Tenant shall have the right to extend the term of this Lease for one
(1) additional period of five (5) years. Tenant shall notify Landlord no later than one (1) year prior to expiration of the initial ten year term of this Lease of Tenant's intention to exercise this option to extend the Lease term. If Tenant so exercises the option to extend the term of this Lease, such extension shall be on all terms, conditions and provisions contained in this Lease, except that the Rent shall be equal to 95% of the then market rent (the "Market Rent") for comparable space at the time such option period commences; provided, however, in no event shall the Rent during such option period be less than $2.033 per rentable square foot.


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                  (g) MARKET RENT. If Landlord and Tenant are unable to agree on
Market Rent within thirty (30) days following Tenant's exercise of the extension option (the "Exercise Date"), both Landlord and Tenant shall submit their final estimate of the Market Rent to the other in writing within ten (10) days thereafter, and the Market Rent shall be determined by arbitration as follows:

                           (i) The arbitration will be by three arbitrators, all
of whom must be (1) neutral parties and (2) either MAI appraisers or licensed real estate brokers who have been active over the five (5) years ending on the date of appointment in the brokering or appraisal of office space in the greater Seattle Central Business District. Landlord and Tenant shall each select one of the arbitrators and such selection shall be accomplished within thirty (30) days after the Exercise Date. The third arbitrator will be selected by the two arbitrators so chosen by Landlord and Tenant. If the two arbitrators cannot agree upon the third arbitrator within sixty (60) days following the Exercise Date, the third arbitrator will be selected by application by either party to the American Arbitration Association.

                           (ii) Within one hundred twenty (120) days following
the Exercise Date, (the "Decision Date"), the arbitrators shall decide on the Market Rent for the Premises for a five (5) year term. The decision of the majority of the arbitrators shall control. If a majority of the arbitrators do not agree within the stipulated time period, then each arbitrator shall render his or her separate determination of the Market Rent on or before the Decision Date. In such case, the three determinations shall be averaged to determine the Market Rent. However, if the lowest Market Rent and/or the highest Market Rent is more than ten percent (10%) lower or higher than the middle Market Rent, the low market Rent and/or high Market Rent shall be disregarded. If only one Market Rent is disregarded, the remaining two Market Rents will be averaged in order to establish the Market Rent.

                           (iii) Both parties may submit any information to the
arbitrators for their consideration with copies to the other party. In using comparable lease rates to aid in the determination the rates must be for comparable space within a two (2) mile radius of the Building. A copy of the arbitrators' written decision will be given to both parties when the Market Rent has been determined. The determination of the Market Rent will be final and binding upon Landlord and Tenant. The cost of the arbitration will be paid by Tenant if the Market Rent is one hundred ten percent (110%) or more of the Market Rent specified in the notice given by Tenant to Landlord, and shall be paid by Landlord if the Market Rent is less than ninety percent (90%) of the Market Rent specified in the notice given by Landlord to Tenant, and otherwise shall be paid equally by Landlord and Tenant.

                  (h) EXPANSION OPTION. Provided Tenant is not then in default, beyond the applicable cure period, under this Lease, Tenant shall have the ongoing right of first offer on all non-retail space in the Buildings, other than Pocket Space, as such space becomes available. Prior to entering into negotiations with other prospective tenants for space on which Tenant has a right of first offer, Landlord shall provide Tenant with written notice (an "Offer Notice") specifying the amount of space available and the date of availability. Tenant shall notify Landlord in writing within ten (10) days after receipt of any Offer Notice of Tenant's desire to


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lease such space, and if Tenant has not given such notice Tenant shall be deemed to have waived any right to lease such space which space may thereafter be leased to any other party. Any space in the Buildings leased by Tenant pursuant to the right of first offer contained in this paragraph shall be added to the Premises and all other conditions of this Lease including, but not limited to, the Lease term, Rent and Option to Extend Term shall apply to such added space.

         4. RENT. Tenant shall pay Landlord without notice the Rent stated in Section l(h) hereof and Additional Rent as provided in Section 7 and Section 8 and any other additional payments due under this Lease without deduction or offset in lawful money of the United States in advance on or before the first day of each month at Landlord's Notice Address set forth in Section 1(m) hereof, or to such other party or at such other place as Landlord may hereafter from time to time designate in writing. Rent and Additional Rent for any partial month at the beginning or end of the Lease term shall be prorated in proportion to the number of days in such month falling within the Lease term.

         5. SECURITY DEPOSIT. As security for the full and faithful performance of every covenant and condition of this Lease to be performed by Tenant, Tenant shall, not later than the Commencement Date, pay to Landlord the Security Deposit as specified in Section 1(i) hereof. If Tenant shall default with respect to any covenant or condition of this Lease, including but not limited to the payment of Rent, Additional Rent or any other payment due under this Lease, Landlord may apply all or any part of the Security Deposit to the payment of any sum in default or any other sum which may be required or which Landlord may, in its reasonable discretion, deem necessary to spend or incur by reason of Tenant's default. In such event, Tenant shall, within five (5) days of written demand therefor by Landlord, deposit with Landlord the amount so applied. If Tenant shall have fully complied with all of the covenants and conditions of this Lease, but not otherwise, the amount of the Security Deposit then held by Landlord shall be retained by Landlord and applied against the Rent for the last month of the Lease term. In the event of Tenant's default under this Lease, Landlord's right to retain the Security Deposit shall be deemed to be in addition to any and all other rights and remedies at law or in equity available to Landlord. Landlord shall not be required to keep any Security Deposit separate from its general funds and Tenant shall not be entitled to any interest thereon.

         6. USES. The Premises are to be used only for general office purposes and for assembling computers and packaging computer components ("Permitted Uses"), and for no other business or purpose without the prior written consent of Landlord, which consent may be withheld if Landlord, in its sole discretion, determines that any proposed use is inconsistent with or detrimental to the maintenance and operation of the Buildings as first-class office buildings in Seattle, Washington or is inconsistent with any restriction on use of the Premises, the Buildings or the Property contained in any lease, mortgage or other agreement or instrument by which the Landlord is bound or to which any of such property is subject. Tenant shall not commit any act that will increase the then existing rate of insurance on the Buildings without Landlord's consent. Tenant shall promptly pay upon demand the amount of any increase in insurance rates caused by any act or acts of Tenant. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or other act which disturbs the quiet enjoyment of any other tenant in the Buildings or which is


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unlawful. Tenant shall not, without the written consent of Landlord, use any apparatus, machinery or device in or about the Premises which will cause any substantial noise, vibration or fumes. If any of Tenant's office machines or equipment should disturb the quiet enjoyment of any other tenant in the Buildings, then Tenant shall, at its expense, provide adequate insulation or take other action as may be necessary to eliminate the disturbance. Tenant shall comply with all laws relating to its use or occupancy of the Premises and shall observe such reasonable rules and regulations (including, but not limited to, the rules and regulations attached hereto as Exhibit E) as may be adopted and made available to Tenant by Landlord from time to time for the safety, care and cleanliness of the Premises, the Buildings, or the Property and for the preservation of good order therein.

         7. SERVICES AND UTILITIES.

                  (a) STANDARD SERVICES. Landlord shall cause the Premises and the public and common areas of the Buildings and the Property, such as lobbies, elevators, stairs, corridors and restrooms, to be maintained in reasonably good order and condition consistent with the operation and maintenance of the Buildings as first-class office buildings in Seattle, Washington, except for damage occasioned by any act or omission of Tenant or Tenant's officers, contractors, agents, invitees, licensees or employees, the repair of which damage shall be paid by Tenant. Landlord shall furnish the Premises with electricity for normal office use, including lighting and operation of low power usage office machines, water and elevator service at all times during the term of the Lease. Landlord shall also provide lamp replacement service for building standard light fixtures, toilet room supplies, window washing at reasonable intervals and customary building janitorial service as shown on Exhibit F. No janitorial service shall be provided Saturdays, Sundays or legal holidays. The Rent stated in Section l(h) hereof does not include the costs of any janitorial or other service provided or caused to be provided by Landlord to Tenant which are in addition to the services ordinarily provided Building tenants and such costs shall be paid by Tenant as Additional Rent on the first day of the month following the month in which such additional services are provided.

                  From 7:00 a.m. to 6:00 p.m. on weekdays and from 8:00 a.m. to 1:00 p.m. on Saturdays, excluding legal holidays ("Normal Business Hours"), Landlord shall furnish to the Premises heat and air conditioning. The tenant improvements described in Exhibit C include upgrades to allow Landlord to furnish, at Tenant's direction, heat and air conditioning at times other than Normal Business Hours. The reasonable cost of such services as established by Landlord shall be paid by Tenant as Additional Rent. During other than Normal Business Hours, Landlord may restrict access to the Building in accordance with the Building's security system, provided that Tenant shall at all times during the term of this Lease (24 hours of all days) have reasonable access to the Premises.

                  (b) INTERRUPTION OF SERVICES. Landlord shall not be liable for any loss, injury or damage to person or property caused by or resulting from any variation, interruption, or failure of such service due to any cause whatsoever, or from failure to make any repairs or perform any maintenance unless caused by the negligence or willful misconduct of Landlord. No temporary interruption or failure of such services incident to the making of repair, alterations or improvements, or due to accident, strike or conditions or events beyond


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Landlord's reasonable control shall be deemed an eviction of Tenant or relieve
Tenant from any of Tenant's obligations hereunder.

                  (c) ADDITIONAL SERVICES. The Building Standard mechanical system is designed to accommodate heating loads generated by lights and equipment using up to 3.0 watts per square foot. Before installing lights and equipment in the Premises which in the aggregate exceed such amount, Tenant shall obtain the written permission of Landlord. Landlord may refuse to grant such permission unless Tenant shall agree to pay the costs of Landlord for installation of supplementary air conditioning capacity or electrical systems as necessitated by such equipment or lights. If Landlord's approval has been given, Tenant shall in advance, on the first day of each month during the Lease term, pay Landlord the reasonable amount estimated by Landlord as the cost of furnishing electricity for the operation of such equipment or lights and the reasonable amount estimated by Landlord as the cost of operation and maintenance of supplementary air conditioning units necessitated by Tenant's use of such equipment or lights. The Rent stated in Section 1(h) hereof does not include any amount to cover the cost of furnishing electricity or such additional air conditioning for such purposes and such costs shall be paid by Tenant as Additional Rent. Landlord shall be entitled to install and operate at Tenant's cost a monitoring/metering system in the Premises to measure the added demands on electrical, heating, ventilation and air conditioning systems resulting from such equipment and lights and from Tenant's after-hours heating, ventilation and air conditioning service requirements. Tenant shall comply with Landlord's instructions for the use of drapes and thermostats in the Building. In addition, Landlord shall provide the Buildings with security guards who will patrol the Buildings and the parking garage twenty-four (24) hours per day and who will be available, upon request, to escort Tenant's personnel to and from the parking garage and the Premises at any time, day or night.

         8. COSTS OF OPERATIONS AND REAL ESTATE TAXES.

                  (a) DEFINITIONS. In addition to the Rent provided in Section 1(h) of this Lease, Tenant shall pay to Landlord increases in Operating Costs under this Section 8 as Additional Rent, utilizing the following definitions:

                           (i) "OPERATING COSTS" shall include Real Property
Taxes, Services and Utility Costs.

                                    (1) "REAL PROPERTY TAXES" shall mean taxes
on real property and personal property; charges and assessments (or any installments thereof due during the Lease Year) levied with respect to the Property, the Buildings, any improvements, fixtures and equipment, and all other property of Landlord, real or personal, used directly in the operation of the Buildings and located in or on the Buildings; and any taxes levied or assessed (or any installment thereof due during the Lease Year) in addition to or in lieu of, in whole or in part, such real property or personal property taxes, or any other tax upon leasing of the Buildings or rents collected, but not including any federal or state income, estate, inheritance, franchise or business and occupation tax.

                                    (2) "SERVICE AND UTILITY COSTS" shall mean
all other expenses paid or incurred by Landlord for obtaining services and products for maintaining, operating and repairing the Buildings and the common areas of the Property outside of the Buildings and the parking garage, and the personal property used in conjunction therewith, including, without limitation, the costs of refuse collection, water, sewer and other utilities services, electricity, gas and other similar energy sources, supplies, janitorial and cleaning services, window washing, landscape maintenance, services of independent contractors, compensation (including employment taxes and fringe benefits) of all persons who perform duties in connection with the operation, maintenance and repair of the Buildings, its equipment and the Property upon which they are situated, insurance premiums, licenses, permits, and inspection fees, customary management fees, legal and accounting expenses and any other expenses or charges whether or not hereinabove described, which in accordance with generally accepted accounting and management practices would be considered an expense of maintaining, operating or repairing the Buildings, excluding or deducting, as appropriate:

                                    (3) The following items shall not be
included in the Service and Utility Costs:

                                             (A) Costs of any special services
rendered to individual tenants (including Tenant) for which a special charge is collected;

                                             (B) Depreciation or amortization of
costs required to be capitalized in accordance with generally accepted accounting practices (except other Operating Costs shall include amortization of capital improvements made subsequent to the initial development of the Buildings which are designed with a reasonable probability of improving the operating efficiency of the Buildings, provided that such amortization expense shall not exceed reasonably expected savings in operating costs resulting from such capital improvements);

                                             (C) Legal fees, brokerage
commissions, advertising costs, or other related expenses incurred by Landlord in an effort to generate rental income;

                                             (D) Repairs, alterations,
additions, improvements, or replacements made to rectify or correct any defect in the original design, materials or workmanship of Buildings or common areas (but not including repairs, alterations, additions, improvements or replacements made as a result of ordinary wear and tear);

                                             (E) Damage and repairs attributable
to fire or other casualty;

                                             (F) Damage and repairs necessitated
by the negligence or willful misconduct of Landlord, Landlord's employees, contractors or agents;

                                             (G) Executive salaries or salaries
of service personnel to the extent that such personnel perform services not solely in connection with the management, operations, repair or maintenance of the Buildings;

                                             (H) Landlord's general overhead
expenses not related to the Buildings (if Landlord or a Landlord-related entity is the Building manager and receives a fee for its management services, which fee would be subject to the terms of paragraph K below, the only overhead expenses of Landlord that shall be included is the value of any rent-free or rent-reduced occupancy in the Building if such is given to the managing entity in lieu of a higher management fee);

                                             (I) Legal fees, accountants' fees
and other expenses incurred in connection with disputes with tenants or other occupants of the Buildings or associated with the enforcement of the terms of any leases with tenants or the defense of Landlord's title to or interest in the Buildings or any part thereof;

                                             (J) Costs incurred due to a
violation by Landlord or any other tenant of the Buildings of the terms and conditions of a lease;

                                             (K) Building management fees in
excess of management fees charged by independent property managers, and the cost of any service that would typically be supplied by the building manager at no additional charge.

                                             (L) Costs and expenses incurred in
complying with hazardous waste and environmental laws, including, but not limited to, the cost of removing or encapsulating asbestos, excluding those costs related to the disposal of waste products generated by Tenant;

                                             (M) Fees paid to Landlord or any
affiliate of Landlord for goods or services in excess of the fees that would typically be charged by unrelated, independent persons or entities for similar goods and services;

                                             (N) Cost incurred with owning
and/or operating any parking garage or parking lot serving the Buildings;

                                             (O) Rent called for under any
ground lease or master lease;

                                             (P) Principal and/or interest
payments called for under any debt secured by a mortgage or deed of trust on the Buildings; and

                                             (Q) Costs (including permit,
license and inspection fees) incurred in renovating or otherwise improving, decorating, painting or altering (1) vacant space (excluding common areas) in the Building(s) or (2) space for tenants or other occupants in the Building(s) and costs incurred in supplying any item or service to less than all of the tenants in the Building(s);

                                             (R) Costs of any service provided
to Tenant or other occupants of the Building(s) for which Landlord is reimbursed, or any other expense for which

Landlord is or will be reimbursed by another source (i.e. expenses covered by insurance or warranties);

                                             (S) Costs and expenses which would
be capitalized under generally accepted accounting principles, with the exception that cost-saving capital improvements may be included if, but only if, the savings reasonably expected to be generated by the improvement will exceed, during each year of the Lease term, the cost of the improvement divided by the number of years in the useful life of the improvements (in which case no more than the cost of the improvement divided by the number of years in its useful life shall be included in operating expenses in any given year);

                                             (T) Any condominium dues which are
not herein specifically included as Service and Utility Costs.

                                             (U) Any other expense which, under
generally accepted accounting principles applicable to real estate operations, would not be considered a reasonable maintenance and operating expense. Landlord shall not collect in excess of one hundred percent (100%) of the operating expenses and shall not recover any item of cost more than once.

                                    (ii) "LEASE YEAR" shall mean the twelve
month period commencing January 1 and ending December 31.

                                    (iii) ACTUAL OPERATING COSTS.

                                             (A) "ACTUAL SERVICE AND UTILITY
COSTS" shall mean the actual expenses paid or incurred by Landlord for Service and Utility Costs during any Lease Year of the term hereof.

                                             (B) "ACTUAL REAL PROPERTY TAXES"
shall mean the amount of Real Property Taxes paid or incurred by Landlord during any Lease Year of the term hereof.

                                    (iv) ACTUAL OPERATING COSTS ALLOCABLE TO THE
PREMISES.

                                             (A) "ACTUAL SERVICE AND UTILITY
COSTS ALLOCABLE TO THE PREMISES" shall mean the Tenant's share of the Actual Service and Utility Costs determined by multiplying Tenant's Percentage of the Buildings described in Section 1(d) by the Actual Service and Utility Costs except that, to the extent such costs vary depending upon occupancy of the areas served, the variable portion shall be allocated in accordance with Tenant's share of the weighted average occupied area of the Building or Buildings during the Lease Year.

                                             (B) "ACTUAL REAL PROPERTY TAXES
ALLOCABLE TO THE PREMISES" shall mean the Tenant's share of the Actual Real Property Taxes determined by multiplying Tenant's Percentage of the Buildings described in Section 1(d) by the Actual Real Property Taxes.

                                    (v) ESTIMATED OPERATING COSTS ALLOCABLE TO
THE PREMISES.

                                             (A) "ESTIMATED SERVICE AND UTILITY
COSTS ALLOCABLE TO THE PREMISES" shall mean Landlord's estimate of Actual Service and Utility Costs Allocable to the Premises for the following Lease Year to be given by Landlord to Tenant pursuant to Section 8(c)(i) below.

                                             (B) "ESTIMATED REAL PROPERTY TAXES
ALLOCABLE TO THE PREMISES" shall mean Landlord's estimate of Real Property Taxes Allocable to the Premises for the following Lease Year to be given by Landlord to Tenant pursuant to Section 8(d)(i) below.

                                    (vi) "BASE SERVICE YEAR" shall mean calendar
1998.

                  (b) BASE AMOUNTS.

                                    (i) SERVICE AND UTILITY COSTS BASE AMOUNT.
For purposes of this Section 8, the Service and Utility Costs Base Amount shall be an amount equal to the Actual Service and Utility Costs Allocable to the Premises for the Base Service Year.

                                    (ii) REAL PROPERTY TAXES BASE AMOUNT. For
purposes of this Section 8, the Real Property Taxes Base Amount shall be an amount equal to the Actual Real Property Taxes Allocable to the Premises for the Base Service Year.

                  (c) ADDITIONAL RENT FOR SERVICE AND UTILITY COSTS.

                                    (i) ADDITIONAL RENT FOR ESTIMATED INCREASES
IN SERVICE AND UTILITY COSTS. At the beginning of each Lease Year after the Base Service Year, during the term hereof, Landlord shall furnish Tenant a written statement of the Estimated Service and Utility Costs Allocable to the Premises, for such Lease Year, and a calculation of the Additional Rent as follows:
One-twelfth (1/12) of the amount, if any, by which such amount exceeds the Service and Utility Costs Base Amount shall be Additional Rent payable by Tenant as provided in Section 4 for each month during such Lease Year. If at any time or times during such Lease Year, it appears to Landlord that the Actual Service and Utility Costs Allocable to the Premises will vary from the Estimated Service and Utility Costs Allocable to the Premises by more than five percent (5%) on an annual basis, Landlord may, by written notice to Tenant, revise its estimate for such Lease Year and Additional Rent payments by Tenant for the remainder of such Lease Year shall be based on such revised estimate.

                                    (ii) ACTUAL SERVICE AND UTILITY COSTS.
Within ninety (90) days after the close of each Lease Year during the term hereof for which an estimated statement was delivered to Tenant pursuant to subsection (c)(i) above, or as soon thereafter as practicable, Landlord shall deliver to Tenant a written statement setting forth the Actual Service and Utility Costs Allocable to the Premises during the preceding Lease Year or such prorated portion thereof if this Lease commences or terminates on a day other than the first or last day of a

Lease Year (based on a 365-day Lease Year). If such costs for any Lease Year exceed Estimated Service and Utility Costs Allocable to the Premises paid by Tenant to Landlord pursuant to subsection (c)(i), Tenant shall pay the amount of such excess to Landlord as Additional Rent within thirty (30) days after receipt of such statement by Tenant. If such statement shows such costs to be less than the amount paid by Tenant to Landlord pursuant to subsection (c)(i), then the amount of such overpayment by Tenant shall be credited by Landlord to the next Rent payable by Tenant or, if the Lease has terminated, will be paid to Tenant.

                  (d) ADDITIONAL RENT FOR REAL PROPERTY TAXES.

                                    (i) ADDITIONAL RENT FOR ESTIMATED INCREASES
IN REAL PROPERTY TAXES. At the beginning of each Lease Year during the term hereof, Landlord shall furnish Tenant a written statement of the Estimated Real Property Taxes Allocable to the Premises, for such Lease Year, and a calculation of the Additional Rent as follows: One twelfth (1/12) of the amount, if any, by which such amount exceeds the Real Property Taxes Base Amount shall be Additional Rent payable by Tenant as provided in Section 4 for each month during such Lease Year. If at any time or times during such Lease Year it appears to Landlord that the Actual Real Property Taxes Allocable to the Premises will vary from the Estimated Real Property Taxes Allocable to the Premises by more than five percent (5%) on an annual basis, Landlord shall, by written notice to Tenant, revise its estimate for such Lease Year and Additional Rent payments by Tenant for the remainder of such Lease Year shall be based on such revised estimate.

                                    (ii) ACTUAL REAL PROPERTY TAXES. Within
ninety (90) days after the close of each Lease Year during the term hereof for which an estimated statement was delivered to Tenant pursuant to subsection
(d)(i) above, or as soon thereafter as practicable, Landlord shall deliver to Tenant a written statement setting forth the Actual Real Property Taxes Allocable to the Premises during the preceding Lease Year or such prorated portion thereof if this Lease commences or terminates on a day other than the first or last day of a Lease Year (based on a 365-day Lease Year). If such taxes for any Lease Year exceed Estimated Real Property Taxes Allocable to the Premises paid by Tenant to Landlord pursuant to subsection (d)(i), Tenant shall pay the amount of such excess to Landlord as Additional Rent within thirty (30) days after receipt of such statement by Tenant. If such statement shows such cost to be less than the amount paid by Tenant to Landlord pursuant to subsection (d)(i), then the amount of such overpayment by Tenant shall be credited by Landlord to the next Rent payable by Tenant or, if the Lease has terminated, will be paid to Tenant.

                  (e) DETERMINATIONS. The determination of Actual Service and Utility Costs and Taxes and Estimated Service and Utility Costs and Taxes Allocable to the Premises shall be made by Landlord. The Service and Utility Costs, other than for the common areas of the Property outside the Buildings and the parking garage, shall only include those costs for the Buildings in which the Premises are located from time to time; and the new lease for any of the Premises in the Schwabacher Building will only include those Service and Utility Costs which are included as Service and Utility Costs in the Sellar Hambach Building. Landlord or its agent shall keep records in reasonable detail showing all expenditures made for the items enumerated above, which records shall be available for inspection and audit by Tenant at any reasonable time.

                  (f) FURTHER ADJUSTMENT. In the event the Sellar Hambach Building is not at least ninety-five percent (95%) fully occupied during the Base Year, the Actual Costs for such year shall be proportionately adjusted by Landlord to reflect those costs which would have occurred had the Sellar Hambach Building been ninety-five percent (95%) occupied during such year, based on the average weighted occupancy during such Lease Year.

                  (g) ADDITIONAL RENT NOT DUE. Notwithstanding anything to the contrary contained herein, Tenant shall not be obligated to pay any Additional Rent for Service and Utility Costs or any Additional Rent for Real Estate Taxes for a period of one (1) year following the Commencement Date.

                  (h) PERSONAL PROPERTY TAXES. Tenant shall pay, prior to delinquency, all Personal Property Taxes payable with respect to all Property of Tenant located on the Premises or the Building and promptly, upon request of Landlord, shall provide written proof of such payment. As used herein, "Property of Tenant" shall include all personal property located on the Premises and all improvements to the Premises which have been paid for by Tenant. "Personal Property Taxes" shall include all property taxes assessed against the Property of Tenant, whether assessed as real or personal property.

         9. IMPROVEMENTS. Landlord and Tenant agree to make certain improvements to the Premises ("tenant improvements") and to the Buildings as set forth in Exhibit C following the procedure and with the allowances set forth therein. Upon expiration or sooner termination of this Lease, all improvements and additions to the Premises, except Tenant's trade fixtures, shall be deemed the property of Landlord.

         10. CARE OF PREMISES.

                  (a) TENANT'S MAINTENANCE. Tenant shall take good care of the Premises. Tenant shall not make any alterations, additions or improvements ("Alterations") in or to the Premises, or make changes to locks on doors, or add, disturb or in any way change any plumbing or wiring ("Changes") without first obtaining the written consent of Landlord and, where appropriate, in accordance, with plans and specifications approved by Landlord. Any such Alterations or Changes shall not adversely affect either the strength or exterior appearance, or the mechanical, electric or plumbing services of the Buildings. Tenant shall reimburse Landlord for any sums expended for examination and approval of architectural or mechanical plans and specifications of the Alterations and Changes. Tenant shall also pay Landlord a sum equal to the direct costs incurred during any inspection or supervision of the Alterations or Changes. All damages or injury done to the Premises or Buildings by Tenant or by any persons who may be in or upon the Premises or Buildings with the express or implied consent of Tenant, including but not limited to the cracking or breaking of any glass of windows and doors, shall be paid for by Tenant. In addition, subject to the provisions of Section 14, Tenant shall pay for all damage to the Buildings caused by acts or omissions of Tenant or Tenant's officers, contractors, agents, invitees, licensees, or employees.

                  (b) LANDLORD'S MAINTENANCE. Landlord shall, at its sole cost and expense, make all repairs and replacements and perform all maintenance necessary to keep the Premises, the Buildings and the common areas of the Buildings and the Property in good working order and repair and to maintain the Buildings and Premises in a clean, safe and tenantable condition comparable to other first class office buildings in Seattle, Washington. This maintenance and repair shall include without limitation the roof, foundation, exterior walls, interior structural walls, all structural components, utility lines, all systems, equipment and facilities serving the Premises and the Buildings, such as mechanical, electrical, HVAC, plumbing and sewer, replacement of lighting tubes, lamp ballasts and bulbs, and extermination and pest control when necessary, and snow and ice removal, unless such repair is Tenant's responsibility pursuant to Section 10(a). Landlord's work under this Section 10(b) shall be accomplished with the least possible amount of interference with the conduct of Tenant's business and, to the extent practicable, shall be done after Normal Business Hours.

         11. ACCEPTANCE OF PREMISES. If this Lease shall be entered into prior to the completion of tenant improvements in the Premises, the acceptance of the Premises by Tenant shall be deferred until Landlord informs Tenant of the completion of such construction. Within five (5) days ("Inspection Period") after Landlord provides Tenant with written notice of such completion, Tenant shall make such inspection of the Premises as Tenant deems appropriate. Except as otherwise specified by Tenant in writing to Landlord within the Inspection Period, Tenant shall be deemed to have accepted the Premises in their then condition except for latent defects. If, as a result of such inspection, Tenant discovers minor deviations or variations from the plans and specifications for Tenant's improvements of a nature commonly found on a "punch list" (as the term is used in the construction industry), Tenant shall, during the Inspection Period, notify Landlord of such deviations. Landlord shall promptly repair all punch list items. The existence of such punch list items shall not postpone the Commencement Date of this Lease or the obligation of Tenant to pay Rent. Any tenant improvements made by Landlord shall include a one (1) year warranty for materials and workmanship.

         12. ACCESS. Subject to Landlord's execution of Tenant's standard nondisclosure agreement, Tenant shall permit Landlord and its agents to enter into and upon the Premises at all reasonable times for the purpose of inspecting the same or for the purpose of cleaning, repairing, altering or improving the Premises or the Buildings provided Landlord gives Tenant reasonable advance notice, except in emergencies, and Tenant has the right to accompany Landlord or its agents. Nothing contained in this Section 12 shall be deemed to impose any obligation upon Landlord not expressly stated elsewhere in this Lease. When reasonably necessary Landlord may temporarily close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure and without such action by Landlord being construed as an eviction of Tenant or release of Tenant from the duty of observing and performing any of the provisions of this Lease. Landlord shall have the right to enter the Premises for the purpose of showing the Premises to prospective tenants within the period of one hundred eighty (180) days prior to the expiration or sooner termination of the Lease term.

         13. DAMAGE OR DESTRUCTION.

                  (a) DAMAGE AND REPAIR. If any of the Buildings containing the Premises is damaged by fire or any other cause to such extent that the cost of restoration, as reasonably estimated by Landlord, will equal or exceed thirty percent (30%) of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, or if insurance proceeds sufficient for restoration are for any reason unavailable, then Landlord may no later than the thirtieth day following the damage, give Tenant a notice of Landlord's election to terminate this Lease. In the event of such election, this Lease shall be deemed to terminate on the third day after the giving of such notice, and Tenant shall surrender possession of the Premises within a reasonable time thereafter, and the Rent and Additional Rent shall be apportioned as of the date of Tenant's surrender and any Rent paid for any period beyond such date shall be repaid to Tenant. If the cost of restoration as estimated by Landlord shall amount to less than thirty percent (30%) of said replacement value of the Building and insurance proceeds sufficient for restoration are available, or if Landlord does not elect to terminate this Lease, Landlord shall restore the Building and the Premises (to the extent of the improvements to the Premises originally provided by Landlord hereunder) with reasonable promptness, subject to delays beyond Landlord's control and delays in the making of insurance adjustments by Landlord, and Tenant shall have no right to terminate this Lease except as provided in this Section 13. To the extent that any portion of the Premises are rendered untenantable, the Rent and Additional Rent shall proportionately abate, except in the event such damage resulted from or was caused, directly or indirectly, by the willful misconduct of Tenant, Tenant's officers, agents, or employees, in which event Rent shall abate only to the extent Landlord receives proceeds from any rental income insurance policy to compensate Landlord for loss of Rent hereunder. In the event Landlord intends to restore the Building and the Premises, as provided herein, it will provide Tenant with a schedule for such restoration. If the restoration is scheduled to take more than ninety (90) days to complete, Tenant, at its option, may terminate the Lease.

                  (b) DESTRUCTION DURING LAST YEAR OF TERM. In case any of the Buildings containing the Premises shall be destroyed by fire or other cause to the extent that the cost of restoration estimated by Landlord will equal or exceed thirty percent (30%) of the replacement value of the Building at any time during the last Lease Year of this Lease, either Landlord or Tenant may terminate this Lease upon written notice to the other given within sixty (60) days of the date of such destruction.

                  (c) BUSINESS INTERRUPTION. No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or the Buildings. Landlord shall use its best efforts to effect such repairs promptly.

                  (d) TENANT IMPROVEMENTS. Landlord will not carry insurance of any kind on Tenant's furniture, furnishings, fixtures, equipment or appurtenances of Tenant under this Lease and Landlord shall not be obligated to repair any damage thereto or replace the same.

                  (e) EXPRESS AGREEMENT. The provisions of this Section 13 shall be considered an express agreement governing any case of damage or destruction of the Buildings or Premises by fire or other casualty.

         14. WAIVER OF SUBROGATION. Whether any loss or damage to the Premises, the Buildings, or any property therein, is due to the negligence of either Landlord or Tenant, their agents or employees, or any other cause, Landlord and Tenant do each hereby release and relieve the other, their agents or employees, from responsibility for, and waive their entire claim of recovery for any loss or damage to the real or personal property of either located anywhere in the Buildings, including the Buildings themselves, arising out of or incident to the occurrence of any of the perils which are covered by their respective property and related insurance policies. Each party shall use best efforts to cause its insurance carriers to consent to the foregoing waiver of rights of subrogation against the other party. Notwithstanding the foregoing, no such release shall be effective unless and to the extent the aforesaid insurance policy or policies shall expressly permit such a release or contain a waiver of the carrier's right to be subrogated.

         15. INDEMNIFICATION.

                  (a) TENANT'S INDEMNIFICATION. Subject to the provisions of
Section 14, Tenant shall indemnify and hold Landlord harmless from and against all common law or statutory liabilities, damages, obligations, losses, claims, civil actions, costs, or expenses, including attorneys fees, arising from any act, omission, or negligence of Tenant or its officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors in or about the Buildings or the Premises, or arising from any injury or damage to any person or property, occurring in or about the Buildings or the Premises as a result of any act, omission or negligence of Tenant, or its officers, contractors, licensees. agents, employees, guests. or visitors or arising from any breach or default under this Lease by Tenant. As part of such indemnity, Tenant waives its immunity from suit under the provisions of RCW 51, et seq. The foregoing provisions shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused by the negligence of Landlord, or its officers, contractors, licensees, agents, employees, invitees or other tenants of the Buildings.

                  (b) LANDLORD'S INDEMNIFICATION. Subject to the provisions of
Section 14, Landlord shall indemnify, defend and hold Tenant, its officers, agents, employees and contractors harmless from all losses, damages, fines, penalties, liability and expenses (including reasonable attorneys' fees and costs) resulting from any actual injury to any person or from any actual loss of or damage to any property attributable to Landlord's operation of the Buildings or caused by or resulting from any negligent or intentional act or omission of Landlord or any employee, agent, contractor, guest or invitee of Landlord. The foregoing indemnities specifically cover actions brought by each party's own employees and shall survive the expiration or earlier termination of this Lease. Landlord shall not be liable for interference with Tenant's light, air or view in or from the Premises.

                  LANDLORD AND TENANT ACKNOWLEDGE THE FOREGOING INDEMNIFICATION PROVISIONS WERE SPECIFICALLY NEGOTIATED AND AGREED UPON BY THEM.

Further, Landlord shall not be liable for any loss or damage to persons or property sustained by Tenant or other persons, which may be caused by theft, or by any act or neglect of any tenant or occupant of the Buildings or any other third parties.

         16. INSURANCE.

                  (a) TENANT'S INSURANCE.

                           (1) LIABILITY INSURANCE. Tenant shall, throughout the
term of this Lease and any renewal hereof, at its own expense, keep and maintain in full force and effect, a policy of comprehensive general liability insurance including a contractual liability endorsement covering Tenant's obligations under Section 15, insuring Tenant's activities upon, in or about the Premises, the Buildings in which the Premises are located, or the Property, and against claims of bodily injury or death or property damage or loss with a limit of not less than Two Million Dollars ($2,000,000) per occurrence and Three Million Dollars ($3,000,000) in the aggregate combined single limit.

                           (2) PROPERTY INSURANCE. Tenant shall throughout the
term of this Lease and any renewal hereof at its own expense, keep and maintain in full force and effect, what is commonly referrer to as "all risk" coverage insurance (but excluding earthquake and flood) on Tenant's leasehold improvements in an amount not less than the current One Hundred percent (100%) replacement value thereof with commercially reasonable deductibles.

                           (3) INSURANCE POLICY REQUIREMENTS. All insurance
required under this Section 16 shall be with companies reasonably approved by Landlord. No insurance policy required under this Section 16 shall be cancelled or reduced in coverage and each insurance policy shall provide that it is not subject to cancellation or a reduction in coverage except after thirty (30) days prior written notice to Landlord.

                           (4) DELIVERY OF POLICIES. Tenant shall deliver to
Landlord on or before the Commencement Date and from time to time thereafter, copies of policies of such insurance or certificates evidencing the existence and amounts of same and naming Landlord and, if requested by Landlord, Landlord's mortgagee, as additional insured thereunder. In no event shall the limits of any insurance policy required under Section 16 be considered as limiting the liability of Tenant under this Lease.

                  (b) LANDLORD'S INSURANCE. Landlord shall maintain at all times during the Lease term a policy or policies of property insurance with extended coverage endorsement covering the Buildings in an amount equal to the full replacement cost of the Buildings. Further, Landlord shall maintain at all times during the Lease term a policy or policies of commercial general liability, or a combination of commercial general liability and umbrella or excess liability insurance, with combined limits as determined to be appropriate by Landlord, but in no event less than Three Million Dollars ($3,000,000). The liability insurance required hereunder shall cover all of Landlord's operations and activities and all contingent liability of Landlord for all operations performed at the Buildings on Landlord's behalf by Landlord's contractors or subcontractors. The liability coverage required hereunder shall provide that Landlord's insurance applies separately to each named insured or additional insured against whom a claim is made or suit is brought, except with respect to the limits of the insurer's liability.

         17. ASSIGNMENT AND SUBLETTING.

                  (a) ASSIGNMENT OR SUBLEASE. Tenant shall not assign, mortgage, encumber or otherwise transfer this Lease or sublet the whole or any part of the Premises without in each case first obtaining Landlord's prior written consent. Such consent shall not be unreasonably withheld except, (1) Landlord may withhold its consent if in Landlord's reasonable judgment occupancy by any proposed assignee, subtenant or other transferee: (i) is not consistent with the maintenance and operation of a first-class office building due to the proposed occupant's nature or manner of conducting business, or (ii) is likely to cause disturbance to the normal use and occupancy of the Buildings by other tenants, their employees, customers, clients or other guests or visitors; (2) Landlord may, in its absolute and sole discretion, withhold consent to any mortgage, hypothecation, pledge or other encumbrance of any interest in this Lease by Tenant or any subtenant, whereby this Lease or any interest therein becomes collateral for any obligation of Tenant or any other person; and (3) Landlord may withhold its consent to the extent Landlord reasonably determines necessary to comply with a restriction on use of the Premises, the Buildings or the Property contained in any lease, mortgage, or other agreement or instrument by which the Landlord is bound or to which any of such property is subject. No such assignment, subletting or other transfer shall relieve Tenant of any liability under this Lease. Consent to any such assignment, subletting or transfer shall not operate as a waiver of the necessity for consent to any subsequent assignment, subletting or transfer. In the event Tenant intends to sublease space Tenant does not intend to use in the future, Tenant may so notify Landlord which may, at its option, terminate the Lease as to such space, in which event Landlord shall enter into the relationship of landlord and tenant with any such subtenant or assignee, based on the rent (and/or other compensation) and the term agreed to by such subtenant or assignee and otherwise upon the terms and conditions of this Lease. In connection with each request for an assignment or subletting, Tenant shall pay the reasonable cost of processing such assignment or subletting, including attorneys fees, upon demand of Landlord. Tenant shall provide Landlord with copies of all assignments, subleases and assumption instruments.

                  Any transfer of this Lease by acquisition, merger, consolidation or liquidation, or any change in the ownership of, or power to vote, a majority of Tenant's outstanding voting stock during any three (3) month period shall constitute an assignment for the purpose of this Section 17, provided Landlord must consent to such an assignment if Landlord is given prior written notice of the event and if the successor Tenant has a net worth equal to or greater than the net worth of Tenant on the execution of this Lease.

                  (b) ASSIGNEE OBLIGATIONS. As a condition to Landlord's approval of any assignment, any potential assignee otherwise approved by Landlord shall assume in writing all obligations of Tenant under this Lease and shall be jointly and severally liable with Tenant for the payment of Rent and performance of all terms, covenants and conditions of this Lease.

                  (c) SUBLESSEE OBLIGATIONS. Any sublessee shall assume all obligations of Tenant as to the portion of the Premises which is subleased to such sublessee and shall be jointly and severally liable with Tenant for rental and other payments and performance of all terms, covenants and conditions of such approved sublease.

         18. SIGNS. Except for Tenant's business sign which Tenant may, at Tenant's sole cost and expense, install on the east exterior wall of the Sellar Hambach Building near the main Sellar Hambach Building entrance (the exact location, size and design of such sign are subject to the approval of Landlord and the Pioneer Square Review Board, and subject to any requirements of the City of Seattle), Tenant shall not inscribe any inscription, or post, place, or in any manner display any sign, graphics, notice, picture, placard or poster, or any advertising matter whatsoever anywhere in or about the Premises, the Buildings or the Property at places visible (either directly or indirectly as an outline or shadow on a glass pane) from anywhere outside the Premises without first obtaining Landlord's written consent thereto, such consent to be at Landlord's sole discretion. Any such consent by Landlord shall be upon the understanding and condition that Tenant shall remove the signs at the expiration or sooner termination of this Lease and Tenant shall repair any damage to the Premises or the Buildings caused thereby.

         19. LIENS AND INSOLVENCY.

                  (a) LIENS. Tenant shall keep its interest in this Lease and any property of Tenant (other than unattached personal property) and the Premises, the Property and the Buildings free from all liens arising out of any work performed or materials ordered or obligations incurred or on behalf of Tenant and Tenant hereby indemnifies and holds Landlord harmless from any liability from any such lien, including without limitation, liens arising from any work performed pursuant to Exhibit C hereto. In the event any lien is filed against the Buildings, the Property or the Premises by any person claiming by, through or under Tenant, Tenant shall, upon request of Landlord, at Tenant's expense, immediately either cause such lien to be released of record or furnish to Landlord a bond in form and amount and issued by a surety satisfactory to Landlord, indemnifying Landlord, the Property and the Buildings against all liability, costs and expenses, including attorneys fees, which Landlord may incur as a result thereof. Provided that such bond has been furnished to Landlord, Tenant, at its sole cost and expense and after written notice to Landlord, may contest, by appropriate proceedings conducted in good faith and with due diligence, any lien, encumbrance or charge against the Premises, the Property or the Buildings arising from work done or materials provided to and for Tenant, if, and only if, such proceedings suspend the collection thereof against Landlord, and the Premises, Buildings and Property, and neither the Premises, the Buildings, the Property nor any part thereof or interest therein is or will be in any danger of being sold, forfeited or lost.

                  (b) INSOLVENCY. If Tenant becomes insolvent or voluntarily or involuntarily bankrupt, or if a receiver, assignee or other liquidating officer is appointed for the business of Tenant, Landlord at its option may terminate this Lease and Tenant's right of possession under this Lease and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant in any bankruptcy, insolvency or reorganization proceeding.

         20. DEFAULT.

                  (a) TENANT'S DEFAULT. Any payment due under this Lease by Tenant which is more than five (5) business days late shall incur a late charge equal to five percent (5%) of the amount of the late payment. Thereafter, Tenant shall have a period of ten (10) business days from the day of written notice from Landlord to Tenant within which to cure any default in the payment of Rent, Additional Rent or other sums due hereunder. Tenant shall have a period of fifteen (15) days from the date of written notice from Landlord to Tenant within which to cure any other default hereunder; provided, however, that with respect to any such default which cannot be cured within fifteen (15) days, the default shall not be deemed to be uncured if Tenant commences to cure within fifteen
(15) days and for so long as Tenant is diligently prosecuting the cure thereof.

                           (1) VACATION AND ABANDONMENT. Any vacation or
abandonment by Tenant shall be considered a default with no right to cure, allowing Landlord to re-enter the Premises under Section 20(c). Vacation shall be defined as being out of the Premises for thirty (30) consecutive days, except as a result of casualty damage or similar occurrence. Abandonment shall be defined as an absence from the Premises of five (5) days or more while Tenant is in default.

                           (2) LANDLORDS RE-ENTRY. Upon an uncured default of
this Lease by Tenant, Landlord, besides other rights or remedies it may have, at its option, may enter the Premises or any part thereof, either with or without process of law, and expel, remove or put out Tenant or any other persons who may be therein, together with all personal property found therein; and Landlord may terminate this Lease, or it may from time to time, without terminating this Lease and as agent of Tenant, rent the Premises or any part thereof for such term or terms (which may be for a term less than or extending beyond the term hereof), and at such rental or rentals and upon such other terms and conditions as Landlord in its sole, reasonable discretion may deem advisable, (with the right to repair, renovate, remodel, redecorate, alter and change the Premises) and Tenant shall remain liable for any deficiency computed as set forth in
Section 20(a)(3). In the case of any default, re-entry and/or dispossession, by summary proceedings or otherwise, all Rent and Additional Rent shall become due thereupon and be paid up to the time of such reentry or dispossession together with such expenses as Landlord may reasonably incur for attorneys fees, advertising expenses, brokerage fees and/or putting the Premises in good order or preparing the same for re-rental together with interest thereon as provided in Section 38(f) hereof, accruing from the date of any such expenditure by Landlord.

                           (3) RELETTING THE PREMISES. At the option of
Landlord, rents received by Landlord from such reletting shall be applied first to the payment of any indebtedness from Tenant to Landlord other than Rent and Additional Rent due hereunder; second, to the payment of any costs and expenses of such reletting and including, but not limited to, attorneys fees, advertising fees and brokerage fees, and to the payment of any repairs, renovations, remodeling, redecoration, alterations and changes in the Premises; third, to the payment of Rent and Additional Rent due and to become due hereunder, and if after so applying said rents there is any deficiency in the Rent or Additional Rent to be part by Tenant under this Lease, Tenant shall pay any deficiency to Landlord monthly on the dates specified herein and any payment made or suits brought to collect the amount of the deficiency for any month shall not prejudice in any way the right of Landlord to collect the deficiency for any subsequent month. The failure or refusal of Landlord to relet the Premises or any part or parts thereof shall not release or affect Tenant's liability hereunder, nor shall Landlord be liable for failure to relet, or in the event of reletting, for failure to collect the rent thereof, and in no event shall Tenant be entitled to receive any excess of net rents collected over sums payable by Tenant to Landlord hereunder. No such re-entry or taking possession of the Premises shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for Tenant's previous breach and default. Should Landlord at any time terminate this Lease by reason of any default, in addition to any other remedy it may have, it may recover from Tenant the present value at a discount rate of nine percent (9%) of the amount of Rent and Additional Rent reserved in this Lease for the balance of the term, as it may have been extended, over the then fair market rental value of the Premises for the same period, plus all court costs and attorneys fees incurred by Landlord in the collection of the same.

                           (4) WAIVER OF REDEMPTION RIGHTS. Tenant, for itself,
and on behalf of any and all persons claiming through or under it, including creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law, to redeem the Premises or to have a continuance of this Lease for the term hereof, as it may have been extended, after having been dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the termination of this Lease as herein provided.

                           (5) NONPAYMENT OF ADDITIONAL RENT. All costs and
expenses which Tenant assumes or agrees to pay to Landlord pursuant to this Lease shall be deemed Additional Rent and, in the event of nonpayment thereof, Landlord shall have all the rights and remedies herein provided for in case of nonpayment of Rent.

                           (6) CUMULATIVE REMEDIES. All rights of Landlord
herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law. In addition to the other remedies in this Lease provided, Landlord shall be entitled to restrain by injunction the violation or attempted violation by Tenant of any of the covenants, agreements or conditions of this Lease.

                  (b) LANDLORD'S DEFAULT. If Landlord fails to perform any covenant or condition of this Lease, requiring the payment of money on the part of Landlord and such failure is not cured within ten (10) days after written notice from Tenant to Landlord, or if

Landlord shall fail to keep or perform any of the covenants or conditions of this Lease other than a covenant or condition requiring payment of money by Landlord and such failure is not cured within thirty (30) days after written notice of the failure from Tenant to Landlord, then, in addition to all other rights or remedies available to Tenant under this Lease, at law or in equity, Tenant may perform the covenant or condition which Landlord failed to perform and Landlord shall, upon receipt of an invoice from Tenant, pay Tenant the actual costs incurred by Tenant in so doing, together with interest thereon at an interest rate provided in paragraph 38(f), provided, however, if Landlord commences curative efforts of a nonmonetary failure within the thirty (30) day cure period and is diligently prosecuting the cure in good faith, then the thirty (30) day period shall be extended so long as Landlord is diligently prosecuting the cure to completion. In addition to the foregoing rights and remedies of Tenant, if Tenant has also given notice of the failure to Landlord's lender as provided in the SND Agreement (defined below), and the default is not cured within the applicable time periods, Tenant shall, in addition to all other rights and remedies at law or in equity, also have the right to terminate the Lease on written notice to Landlord and its lender.

         21. SUBORDINATION. Landlord represents and warrants to Tenant that Landlord is the fee owner of the Building and the Property, subject only to the covenants, easements and restrictions of record, including that certain Deed of Trust dated and recorded in the records of King County, Washington under Recording No. 9701021191, in which Bank of America National Trust and Savings Association doing business as Seafirst Bank ("Lender") is the beneficiary, Rainier Credit Company is the trustee and Landlord is the grantor. Upon the execution of this Lease by Tenant, Landlord shall cause Lender to execute and deliver to Tenant a Subordination and Non-Disturbance Agreement (the "SND Agreement") in the form approved by the Lender. Such SND Agreement must be binding on all successors and assigns of Lender and reasonably acceptable to Tenant in form and content. In consideration for such non-disturbance agreement, Tenant will also execute the SND Agreement for Lender's benefit in which Tenant
(i) confirms that this Lease is subordinate to the Deed of Trust, (ii) agrees to attorn to Lender if Lender becomes the owner of the Property or the Building,
(iii) agrees to give Lender copies of whatever notices of default Tenant may give Landlord hereunder, (iv) agrees to accept a cure by Lender of any of Landlord's defaults, provided such cure is completed within the cure period set forth in the SND Agreement, and (v) agrees not to pay rent more than one (1) month in advance. Tenant agrees to subordinate its interests in this Lease to any subsequent lender having an interest in the Property if such lender executes for Tenant's benefit a non-disturbance agreement that is substantially identical to the one described above for Lender's execution.

         22. SURRENDER OF POSSESSION. Subject to the terms of Section 13 relating to damage and destruction, upon expiration of the term of this Lease, whether by lapse of time or otherwise Tenant shall promptly and peacefully surrender the Premises to Landlord in as good condition as when received by Tenant from Landlord or as thereafter improved, reasonable use, wear and tear and damage by casualty, described in Section 13 excepted.

         23. REMOVAL OF PROPERTY. Tenant shall remove all of its movable property and trade fixtures which can be removed without damage to the Premises at the expiration or sooner termination of this Lease, and shall pay Landlord any damages for injury to the Premises or Buildings resulting from such removal. If Tenant shall fail to remove any of its property of any nature whatsoever from the Premises or the Buildings at the termination of this Lease or when Landlord has the right of re-entry, Landlord may remove and store said property without liability for loss thereof or damage thereto, such storage to be for the account and at the expense of Tenant. If Tenant shall not pay the cost of storing any such property after it has been stored for a period of thirty (30) days or more, Landlord may, at its option, sell, or permit to be sold, any or all such property at public or private sale, in such manner and at such times and places as Landlord in its sole discretion may deem proper, without notice to Tenant, unless notice is required under applicable statutes, and shall apply the proceeds of such sale: first, to the cost and expense of such sale, including reasonable attorneys fees actually incurred; second, to the payment of the costs or charges for storing any such property; third, to the payment of any other sums of money which may then be or thereafter become due Landlord from Tenant under any of the terms hereof; and, fourth, the balance, if any, to Tenant.

         24. NON-WAIVER. Waiver by Landlord of any term, covenant or condition herein contained or any breach thereof shall not be deemed to be a waiver of such term, covenant, or condition or of any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of Rent or Additional Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent or Additional Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent or Additional Rent.

         25. HOLDOVER. Tenant shall not hold over after the expiration of the term of this Lease, without the written consent of Landlord. Any holdover by Tenant shall create a month-to-month tenancy which may be terminated as provided by applicable state law. During such tenancy, Tenant shall be bound by all of the terms, covenants and conditions herein so far as applicable, except rental which shall be the greater of (a) the then quoted rates for similar space in the Building, or (b) the Rent and Additional Rent stated herein.

         26. CONDEMNATION.

                  (a) ENTIRE TAKING. If all of the Premises or such portions of the Buildings as may be required for the reasonable use of the Premises, are taken by eminent domain, this Lease shall automatically terminate as of the date title vests in the condemning authority and all Rent, Additional Rent and other payments shall be paid to that date.

                  (b) CONSTRUCTIVE TAKING OF ENTIRE PREMISES. In the event of a taking of a material part of but less than all of a Building, where Landlord or Tenant shall determine that the remaining portions of the Building cannot be economically and effectively used by it (whether on account of physical, economic, aesthetic or other reasons) or where Landlord determines the Building should be restored in such a way as to materially alter the Premises, the party determining to terminate the Lease shall forward a written notice to the other party of such determination not more than sixty (60) days after the date of taking. The term of this

Lease shall expire upon such date as the party shall specify in such notice but not earlier than sixty (60) days after the date of such notice.

                  (c) PARTIAL TAKING. Subject to the provisions of the preceding
Section 26(b), in case of taking of a part of the Premises, or a portion of a Building not required for the reasonable use of the Premises, then this Lease shall continue in full force and effect and the Rent shall be equitably reduced based on the proportion by which the floor area of the Premises is reduced, such Rent reduction to be effective as of the date title to such portion vests in the condemning authority.

                  (d) AWARDS AND DAMAGES. Landlord reserves all rights to damages to the Premises for any partial, constructive, or entire taking by eminent domain, and Tenant hereby assigns to Landlord any right Tenant may have to such damages or award, and Tenant shall make no claim against Landlord or the condemning authority for damages for termination of the leasehold interest or interference with Tenant's business. Tenant shall have the right, however, to claim and recover from the condemning authority compensation for any loss to which Tenant may be put for Tenant's moving expenses, business interruption or taking of Tenant's personal property (not including Tenant's leasehold interest) provided that such damages may be claimed only if they are awarded separately in the eminent domain proceedings and not out of or as part of the damages recoverable by Landlord.

         27. NOTICES. All notices under this Lease shall be in writing and delivered in person or sent by registered or certified mail, postage prepaid, to Landlord and to Tenant at the Notice Addresses provided in Section l(m) (provided that after the Commencement Date any such notice shall be mailed or delivered by hand to Tenant at the Premises) and to the holder of any Landlord's mortgage at such place as such holder shall specify to Tenant in writing; or such other addresses as may from time to time be designated by any such party in writing. Notices mailed as aforesaid shall be deemed given on the date of such mailing.

         28. COSTS AND ATTORNEYS FEES. If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Rent, Additional Rent or other payments hereunder or for possession of the Premises, each party shall, and hereby does, to the extent permitted by law, waive trial by jury and the losing party shall pay the prevailing party a reasonable sum for attorney's and paralegal's fees in such suit, at trial and on appeal, and such attorney's and paralegal's fees shall be deemed to have accrued on the commencement of such action.

         29. LANDLORD'S LIABILITY. Anything in this Lease to the contrary notwithstanding, covenants, undertakings and agreements herein made on the part of Landlord are made and intended not as personal covenants, undertakings and agreements for the purpose of binding Landlord personally or the assets of Landlord except Landlord's interest in the Premises, the Buildings, and the Property but are made and intended for the purpose of binding only the Landlord's interest in the Premises, the Buildings, and the Property and their replacements, rents, sale proceeds, insurance proceeds or condemnation awards as the same may from time to time be encumbered. No personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforceable against Landlord or its members or their respective heirs, legal representatives, successors or assigns on account of the Lease or on account of any covenant, undertaking or agreement of Landlord in this Lease contained.

         30. LANDLORD'S CONSENT. Except as specified in other provisions of this Lease, whenever Landlord's consent is required under the terms hereof, such consent shall not be unreasonably withheld, provided, the withholding of Landlord's consent due to any mortgagee's refusal to grant its consent, shall not be deemed unreasonable.

         31. ESTOPPEL CERTIFICATES. Tenant shall, from time to time, upon written request of Landlord, execute, acknowledge and deliver to Landlord or its designee a written statement stating: the date this Lease was executed and the date it expires; the date the term commenced and the date Tenant accepted the Premises; the amount of minimum monthly Rent and the date to which such Rent has been paid; and certifying: that this Lease is in full force and effect and has not been assigned, ratified, supplemented or amended in any way (or specifying the date and terms of agreement so affecting this Lease); that this Lease represents the entire agreement between the parties to this Lease; that all conditions under this Lease to be performed by the Landlord have been satisfied; that all required contributions by Landlord to Tenant on account of Tenant's improvements have been received; that on this date there are no existing claims, defenses or offsets which the Tenant has against the enforcement of this Lease by the Landlord; that no Rent has been paid more than one month in advance; and that no security has been deposited with Landlord (or, if so, the amount thereof). It is intended that any such statement delivered pursuant to this paragraph may be relied upon by a prospective purchaser or mortgagee of Landlord's interest or assignee of any mortgage upon Landlord's interest in the Buildings. If Tenant shall fail to respond within ten (10) days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee and to have certified that this Lease is in full force and effect, that there are no uncured defaults in Landlord's performance, that the security deposit is as stated in the Lease, and that not more than one month's Rent has been paid in advance.

         32. TRANSFER OF LANDLORD'S INTEREST. In the event of any transfer or transfers of Landlord's interest in the Premises, the Buildings, or the Property other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer provided transferee assumes such liability, and the transferee shall have no obligation or liability with respect to any matter occurring or arising prior to the date of such transfer. Tenant agrees to attorn to the transferee.

         33. RIGHT TO PERFORM. If Tenant shall fail to pay any sum of money required to be paid by it hereunder; or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. In such event, the amount so paid by Landlord shall constitute Additional Rent and shall be paid, together with interest at the rate set forth in Section 38(f), from the date of Landlord's payment, by Tenant to Landlord within ten (10) days of Tenant's receipt of a bill from Landlord. Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment of sums due under this Section 33 as in the case of default by Tenant in the payment of Rent.

         34. AUTHORITY.

                  (a) CORPORATE AUTHORITY. If Tenant is a corporation, each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant, in accordance with a duly adopted resolution of the Board of Directors of Tenant and in accordance with the bylaws of Tenant, and that this Lease is binding upon Tenant in accordance with its terms. At Landlord's request, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of Tenant authorizing or ratifying the execution of this Lease.

                  (b) PARTNERSHIP AUTHORITY. If Tenant is a partnership, each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant, in accordance with the partnership agreement of Tenant, ant that this Lease is binding upon Tenant in accordance with its terms.

         35. HAZARDOUS SUBSTANCES. Without Landlord's consent, Tenant shall not keep, use, release or dispose of any substances designated as, or containing components now or hereafter designated as, hazardous, dangerous, toxic or harmful and/or subject to regulation under any federal, state or local law, regulation or ordinance ("Hazardous Substances") on or about the Premises, the Buildings or the Property; provided, the foregoing shall not preclude Tenant from keeping and using in or about the Premises and the Buildings, office supplies, ordinary cleaning products and the like which are normally found in business offices and computer component packaging materials, solutions and adhesives and which contain or may contain Hazardous Substances, so long as Tenant uses, stores and disposes of any such products, supplies, materials, solutions and adhesives in compliance with all applicable environmental laws. Tenant hereby agrees to defend, indemnify and hold Landlord harmless from any and all clean up costs and expenses and any and all other charges, expenses, fees, fines, penalties (both civil and criminal) and costs relating to any remedial action or clean up suffered or incurred by Landlord and caused by Tenant's use of the Premises or the Buildings.

         36. PARKING. Tenant shall, throughout the term of this Lease, lease at least one hundred (100) parking stalls in the parking garage on the Property. In addition, upon sixty (60) days' prior written notice to Landlord, Tenant may, from time to time, (a) increase the number of parking stalls it will lease up to a maximum of the greater of one hundred forty (140) parking stalls or one (1) parking stall per one thousand (1,000) square feet of rentable space in the Premises up to a maximum of One Hundred Seventy-Five (175) parking stalls or (b) may decrease the number of parking stalls leased provided the number of parking stalls leased shall not be reduced below one hundred (100). Tenant may also, from time to time, upon thirty (30) days' prior written notice to Landlord, designate that a portion of the leased parking stalls, not to exceed fifteen (15), be classified as "reserved". The monthly rental for the parking stalls for the first three (3) years of the Lease term will be One Hundred Ten Dollars ($110.00) for non-reserved stalls and One Hundred Forty-Five Dollars ($145.00) for reserved parking stalls. After the first three (3) years of the Lease term, rent for the parking stalls will be eighty-five percent (85%) of the rate for reserved and non-reserved parking in Pioneer Square. Landlord only guarantees that the reserved parking stalls will be available at all times after Normal Business Hours, including during events in the Pioneer Square area. Tenant shall have a right of first refusal to other available parking controlled by Landlord in a two block radius of the Buildings at a monthly rate of eighty-five percent (85%) of the market rate for parking in Pioneer Square. In addition, the parking stalls for automobiles described above, Landlord shall, at no cost to Tenant, provide Tenant with secured parking space for up to seventy (70) bicycles in the parking garage.

         37. TENANT'S EXISTING LEASE. Tenant currently leases space under a lease with a term ending on April 30, 1999. Tenant agrees to use its best efforts to terminate its existing Lease effective as soon as possible after the Commencement Date. In the event Tenant is unable to cause the termination of its existing Lease prior to its currently scheduled expiration date, Landlord shall, upon subsatisfactory verification of payment by Tenant, reimburse Tenant for one-half of the monthly rent and other costs incurred by Tenant under its existing Lease from November 1, 1998, until April 30, 1999, or any earlier termination of the existing lease. Landlord, at its option, may reimburse Tenant by crediting Tenant's next monthly Rent under this Lease by the appropriate reimbursement amount.

         38. GENERAL.

                  (a) HEADINGS. Titles to Sections of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

                  (b) HEIRS AND ASSIGNS. All of the covenants, agreements, terms and conditions contained in this Lease shall inure to and be binding upon the Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns.

                  (c) NO BROKERS. Tenant represents and warrants to Landlord that it has not engaged any broker, finder or other person who would be entitled to any commission or fees in respect of the negotiation, execution or delivery of this Lease, other than Kidder, Mathews & Segner, Inc. ("KMS"), and shall indemnify and hold harmless Landlord against any loss, cost, liability or expense incurred by Landlord as a result of any claim asserted by any other broker, finder or other person on the basis of any arrangements or agreement made or alleged to have been made by or on behalf of Tenant. The provisions of this Section 38(c) shall not apply to brokers with whom Landlord has an express written broker agreement and Landlord agrees to pay KMS a real estate fee equal to four percent (4%) of the Rent payable hereunder for the first five (5) years of the Lease term plus two percent (2%) of the Rent for the remaining five (5) years of the initial Lease term. Thirty-five percent (35%) of the real estate fee will be paid on the execution of this Lease. The remaining sixty-five percent (65%) of the real estate fee will be paid in two parts: the sixty-five percent (65%) of the real estate fee based on Rent from the initial Premises (95,938 square feet) will be paid after the Commencement Date on Tenant's first occupancy of any such space, and the sixty-five percent (65%) of the real estate fee based on Rent from the Additional Pocket Space will be paid upon Tenant's occupancy of that space.

                  (d) ENTIRE AGREEMENT. This Lease, including all Exhibits, contains all covenants and agreements between Landlord and Tenant relating in any manner to the leasing, use and occupancy of the Premises, and to Tenant's use of the Buildings and other matters set forth in this Lease. No prior agreements or understanding pertaining to the same shall be valid or of any force or effect and the covenants and agreements of this Lease shall not be altered, modified or added to except in writing signed by Landlord and Tenant.

                  (e) SEVERABILITY. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and the remaining provisions hereof shall nevertheless remain in full force and effect.

                  (f) OVERDUE PAYMENTS. Any Rent, Additional Rent or other sums payable by Tenant to Landlord under this Lease which shall not be paid upon the due date thereof, shall bear interest at a rate equal to three percentage points above the prime rate of interest stated from time to time by Seattle-First National Bank or its successor, or, in the absence of an established prime rate, five percentage points over that bank's rate for one year certificates of deposit, but not in excess of the highest lawful rate permitted under applicable laws, calculated from the original due date thereof to the date of payment.

                  (g) FORCE MAJEURE. Except for the payment of Rent, Additional Rent or other sums payable by Tenant to Landlord, time periods for Tenant's or Landlord's performance under any provision, of this Lease shall be extended for periods of time during which Tenant's or Landlord's performance is prevented due to circumstances beyond Tenant's or Landlord's control, including without limitation, strikes, embargoes, shortages of labor or materials, governmental regulations, acts of God, war or other strife.

                  (h) RIGHT TO CHANGE PUBLIC SPACES. Landlord shall have the right at any time, without thereby creating an actual or constructive eviction or incurring any liability to Tenant therefor, to change the arrangement or location of such of the following as are not contained within the Premises or any part thereof: entrances, passageways, doors and doorways, corridors, stairs, toilets and other like public service portions of the Buildings and common areas of the Property outside of the Buildings and the parking garage, provided, Landlord shall not unreasonably impair Tenant's access to the Premises. Nevertheless, in no event shall Landlord diminish any service, change the arrangement or location of the elevators serving the Premises, make any change which shall diminish the area of the Premises, or make any change which shall change the character of the Buildings from that of a first-class office building.

                  (i) GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the state of Washington.

                  (j) BUILDING DIRECTORY. Landlord shall maintain in the lobby of the Sellar Hambach Building a directory which shall include the name of Tenant and any other names reasonably requested by Tenant in proportion to the number of listings given to comparable tenants of the Building.

                  (k) BUILDING NAME. The Buildings will be known by such name or names as Landlord may designate from time to time.

         IN WITNESS WHEREOF this Lease has been executed the day and year first above set forth.

LANDLORD:                           MERRILL PLACE, LLC, a Washington
                                             limited liability company
                                    By  NSD, LLC, a Washington limited liability
                                             company - Manager

                                    By: ______________________________
                                        Kevin Daniels - Member

TENANT:                             TERA COMPUTER COMPANY,
                                    a Washington corporation

                                    By: _____________________________
                                       Its: _________________________

                                    By: _____________________________
                                       Its: _________________________

STATE OF WASHINGTON        )
                           )  ss.
COUNTY OF KING             )

         THIS IS TO CERTIFY that on this ____ day of ______________, 1997, before me, the undersigned, a notary public in and for the state of Washington, duly commissioned and sworn, personally appeared KEVIN DANIELS, to me known to be a Member of NSD, LLC, a Washington limited liability company, to me known to be the Manager of Merrill Place, LLC, the Washington limited liability company that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of each limited liability company for the uses and therein mentioned, and on oath stated that said individual was authorized to execute said instrument.

         WITNESS my hand and official seal hereto affixed this _______ day of November, 1997.

                           _____________________________________________________
                           (Print name)_________________________________________
                           Notary Public in and for the State of Washington.
                           My appointment expires______________________________.

STATE OF WASHINGTON        )
                           )  ss.
COUNTY OF KING             )

                  I certify that I know or have satisfactory evidence that ________________________________ and _______________________________ are the
persons who appeared before me and said persons acknowledged that they signed this instrument, on oath stated that they were authorized to execute the instrument as the ___________________________ and ______________________________
of TERA COMPUTER COMPANY, a Washington corporation, to be the free and voluntary act and deed of said corporation, for the uses and purposes mentioned in the instrument.

                  WITNESS my hand and official seal hereto affixed this _______ day of ________, 1997.

                           _____________________________________________________
                           (Print name)_________________________________________
                           Notary Public in and for the State of Washington.
                           My appointment expires______________________________.

                                    EXHIBIT A

                                Legal Description

                                    EXHIBIT B

                                   Floor Plan

                                    EXHIBIT C

                               Tenant Improvements

I.       IMPROVEMENTS BY TENANT/REIMBURSEMENT BY LANDLORD

         Design and construction of all improvements in the Premises beyond those existing on the date hereof and those provided by Landlord as set forth below, shall be provided at Tenant's expense. Landlord shall pay the cost of such additional tenant improvements up to an amount equal to $15.00 per square foot of Tenant's Premises, including all Pocket Space. In addition, on or before September 1, 1998, Landlord agrees to acquire shares of Tenant's common stock for a purchase price equal to $10.00 per square foot of Tenant's Premises, including Pocket Space (the "Additional Tenant Allowance"). Tenant agrees to deposit such funds with Landlord to be used to pay for the construction of tenant improvements to the Premises. The shares so acquired by Landlord shall be "restricted Securities" and the number of shares to be received by Landlord shall be determined by dividing the Additional Tenant Allowance by, at Landlord's option, either the average closing price of Tenant's common stock for the fifteen (15) business days ending on the date of execution of this Lease or the fifteen (15) business days immediately prior to the Commencement Date. No fractional shares shall be issued. The cost of such tenant improvements shall include, but not be limited to: Architectural and engineering design, partitions (including one-half (1/2) the cost of any public corridor or demising partitions enclosing the Tenant's unimproved area), doors, door frames, hardware, paint, wall covering, base, ceilings, lights, mechanical distribution, diffusers, thermostats, sprinkler distribution, sprinkler heads, emergency speakers, fire extinguishers and cabinets, telephone and electrical wiring and outlets, cabling, HVAC improvements, light switches, window coverings, floor coverings, construction supervision fee, and all applicable permit fees and sales tax. Tenant may use the full amount of the allowance and the Additional Tenant Allowance for immediate tenant improvements or may reserve portions of the allowance for use for tenant improvements for the Pocket Space.

II.      DESIGN OF TENANT IMPROVEMENTS

         In addition to the allowances provided in paragraph I above, Landlord agrees to reimburse Tenant in an amount equal to $.15 per square foot of the Premises for the design of the tenant improvements. Tenant shall retain the services of a qualified architect or office planner approved by Landlord, to prepare the necessary drawings for Basic Plans and supply the information necessary to complete the Working Drawings and Engineering Drawings referred to in Section II.B of this Exhibit C for construction of the tenant improvements in Tenant's unimproved area including the Pocket Space. Alternatively, at Tenant's option, Landlord will have its architect prepare one (1) set of basic plans with two (2) revisions. All Tenant's Plans shall be subject to approval of Landlord in accordance with Section II.C of this Exhibit C.

         Tenant's architect or office planner shall ensure that the work shown on Tenant's Plans is compatible with the basic Building Plans and that necessary basic Building modifications are included in Tenant's Plans. Such modifications shall be subject to the Landlord's approval and the cost thereof shall be paid by Tenant.

         On or before the indicated dates, Tenant shall supply Landlord with one
(1) reproducible copy and five (5) black line prints of the following Tenant
Plans:

         A.       BASIC PLANS DELIVERY DATE: February 1, 1998.

         The Basic Plans due on this date shall be signed by Tenant and include Architectural Floor Plans. The Architectural Floor Plans shall be fully dimensioned floor plans showing partition layout and identifying each room with a number and each door with a number. The Basic Plans must clearly identify and locate equipment requiring plumbing or other special mechanical systems, area(s) subject to above-normal floor loads, special openings in the floor, and other major or special features.

         B.       WORKING DRAWINGS DELIVERY DATE: March 1, 1998.

         On this date and at Tenant's expense, Tenant's architect shall produce four (4) sets of Full Working Drawings for construction from the Basic Plans using the Pin Bar System, which system shall be approved by Landlord for compatibility with the other Building drawings. The four (4) sets of Working Drawings due on this date shall be signed by the Tenant and include all items in the Basic Plans referenced in Section II.A above plus the following additional information:

                  (1) Electrical and Telephone Outlets: Locate all power and telephone requirements. Dimension the position from a corner and give height above concrete slab for all critically located outlets. Identify all dedicated circuits and identify all power outlets greater than 120 volts. For the equipment used in these outlets which require dedicated circuits and/or which require greater than 120 volts, identify the type of equipment, the manufacturer's name and the manufacturer's model number, and submit a brochure for each piece of equipment. Also identify the manufacturer's name of the phone system to be used and the power requirements, size and location of its processing equipment.

                  (2) Reflected Ceiling Plan: Lighting layout showing location and type of all Building Standard and special lighting fixtures.

                  (3) Furniture Layout: Layout showing furniture location so that Landlord's engineer can review the location of all light fixtures.

         At Tenant's expense, Landlord's engineers shall prepare plumbing, electrical, heating, air conditioning and structural plans ("Engineering Drawings") for Tenant's improvements based on the signed Working Drawings.

         C.       FINAL PLANS REVIEW DATE: March 15, 1998.

         On this date, Tenant's architect shall deliver to Tenant and Landlord for review and approval four (4) complete sets of Final Plans which will incorporate the Working Drawings referenced in Section II.B above, plus the following additional information:

                  (1) Millwork Details: These drawings shall be in final form with Tenant's architect's title block in the lower right hand corner of the drawing, and shall include construction details of all cabinets, paneling, trim, bookcases, and door and jamb details for non-Building Standard doors and jambs.

                  (2) Keying Schedules and Hardware Information: This information shall be in final form and include a Keying Schedule indicating which doors are locked and which key(s) open each lock, plus an "X" on the side of the door where the key will be inserted if a keyed door. Complete specifications for all non-Building Standard hardware will also be provided.

                  (4) Room Finish and Color Schedule: This information shall be in final form and include locations and specifications for all wall finishes, floor covering and base for each room.

                  (5) Construction Notes and Specifications: Complete specifications for every item included except those specified by the Landlord.

         D.       FINAL PLANS DELIVERY DATE: April 1, 1998.

         The four (4) sets of Final Plans approved by Landlord and Tenant and due on this date shall include all the Final Plans referenced in Sections II.C above. Final Plans are to be signed by Tenant and delivered to Landlord by the Final Plans Delivery Date. Landlord shall return one (1) signed set to Tenant for Tenant's records. Landlord will incorporate Engineering Drawings with Tenant's Final Plans for transmittal to the general contractor.

         Tenant shall be responsible for delays and additional costs in completion of Tenant's work caused by changes made to any of Tenant's Plans after the specified Plan Delivery Date, by inadequacies of plans and specifications, or by delay in delivery of special materials requiring long lead times. Tenant shall further be responsible for such delays as provided in
Section 3(b) of the Lease.

III.     CONSTRUCTION OF TENANT IMPROVEMENTS

         A. AUTHORIZATION TO PROCEED. Upon completion of Tenant's Final Plans and at the request of Tenant, Landlord shall obtain bids from three (3) qualified contractors for the construction of such tenant improvements. Within five (5) days of receipt of such bids, Tenant shall give Landlord written authorization to complete the Premises in accordance with such Final Plans utilizing the lowest bidder. Tenant may in such authorization delete any or all items of extra cost; however, if Landlord deems these changes to be extensive, at its option, Landlord may refuse to accept the authorization to proceed until all changes have been incorporated in the Final Plans signed by Tenant and written acceptance of the revised price has been received by Landlord from Tenant. In the absence of such written authorization to proceed, Landlord shall not be obligated to commence work on the Premises and Tenant shall be responsible for any costs due to any resulting delay in completion of the Premises and as provided in Section 3(b) of the Lease.

         B. PAYMENTS. Landlord's contractor shall complete Tenant's improvements in accordance with Tenant's approved Final Plans. Tenant shall pay, within ten
(10) days after receipt of monthly progress statements from Landlord, the full amount of such progress billing which pertains to such amounts in excess of the $25.00 per rentable square foot allowance and Additional Tenant Allowance provided by Landlord pursuant to Section I of this Exhibit C. Tenant may retain an amount equal to five percent (5%) of the estimated cost of such improvements from the last payment due immediately prior to the credit for Landlord's reimbursement. Final billing shall be rendered and payable within ten (10) days after acceptance of the Premises by Tenant in accordance with the terms of the Lease. Retainage pursuant to the terms of this paragraph shall be payable with such final billing. In the event acceptance of the Premises is subject to punch list items as provided in the Lease, a portion of the retainage equal to the cost to complete each outstanding punch list item may be retained until such punch list item is complete.

         C. FINAL PLANS AND MODIFICATIONS. If Tenant shall request any change, Tenant shall request such change in writing to Landlord and such request shall be accompanied by all plans and specifications necessary to show and explain changes from the approved Final Plans. After receiving this information, Landlord shall give Tenant a written price for the cost of engineering and design services to incorporate the changes in Tenant's Final Plans. If Tenant approves such price in writing, Landlord shall have such Final Plans changes made and Tenant shall promptly pay Landlord for this cost. Promptly upon completion of such changes in the Final Plans, Landlord shall notify Tenant in writing of the cost, if any, which shall be chargeable or credited to Tenant for such change, addition or deletion. The cost for such change, whether chargeable or credited to Tenant, shall include a Landlord coordination fee equal to fifteen percent (15%) of the amount of such change. Tenant shall within five (5) days notify Landlord in writing to proceed with such change, addition or deletion. In the absence of such notice, Landlord shall proceed in accordance with the previously approved Final Plans before such change, addition or deletion was requested. In accordance with Section 3(b) of the Lease, Tenant shall be responsible for any resulting delay in completion of the Premises due to modification of Final Plans. Tenant shall also be responsible for any demolition work required as a result of the change.

         D. IMPROVEMENTS CONSTRUCTED BY TENANT. If any work is to be performed in connection with Tenant improvements on the Premises by Tenant or Tenant's contractor:

                  (1) Such work shall proceed upon Landlord's written approval of (i) Tenant's contractor, (ii) public liability and property damage insurance satisfactory to Landlord carried by Tenant's contractor, (iii) detailed plans and specifications for such work, and (iv) amount of general conditions to be paid by Tenant to Landlord for the services still provided by Landlord's contractor.

                  (2) All work shall be done in conformity with a valid building permit when required, a copy of which shall be furnished to Landlord before such work is commenced, and in any case, all such work shall be performed in accordance with all applicable governmental regulations. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility for Tenant's failure to meet all applicable regulations.

                  (3) All work by Tenant's contractor shall be scheduled through Landlord.

                  (4) Tenant or Tenant's contractor shall arrange for necessary utility, hoisting and elevator service with Landlord's contractor and shall pay such reasonable charges for such services as may be charged by Landlord's contractor. This will be included in the general conditions of Subsection
(1)(iv) above.

                  (5) Tenant shall promptly reimburse Landlord for costs incurred by Landlord due to faulty work done by Tenant or its contractors, or by reason of any delays caused by such work, or by reason of inadequate clean-up.

                  (6) Prior to commencement of any work on the Premises by Tenant or Tenant's contractor, Tenant or Tenant's contractor shall enter into an indemnity agreement and a lien priority agreement satisfactory to Landlord indemnifying and holding harmless Landlord and Landlord's contractor for any liability, losses or damages directly or indirectly from lien claims affecting the Property, the Building or the Premises arising out of Tenant's or Tenant's contractor's work or that of subcontractors or suppliers, and subordinating any such liens to the liens of construction and permanent financing for the Building.

                  (7) Landlord shall have the right to post a notice or notices in conspicuous place in or about the Premises announcing its non-responsibility for the work being performed therein.

         E. TENANT'S ENTRY TO PREMISES. Tenant's entry to the Premises for any purpose, including without limitation, inspection or performance of Tenant Construction by Tenant's agents, prior to the Commencement Date as specified in
Section 3(a) of the Lease shall be scheduled in advance with Landlord and shall be subject to all the terms and conditions of the Lease, except the payment of Rent. Tenant's entry shall mean entry by Tenant, its officers, contractors, office planner, licensees, agents, servants, employees, guests, invitees, or visitors.

         F. TENANT'S TELEPHONE. Tenant is responsible for Tenant's telephone service. Tenant shall select Tenant's telephone system and shall coordinate its installation with the Landlord.

IV.      IMPROVEMENTS BY THE LANDLORD

         Notwithstanding anything to the contrary contained herein, Landlord shall, at Landlord's sole cost and expense, make the following modifications/refurbishments to the Building:

         A. LOADING AREA/FREIGHT ELEVATOR. To be located on the west side of the Hambach Building. The alley location shall accommodate up to a 73'0" tractor trailer rig 8'6" wide and 13'6" tall.

         Landlord will provide for all costs to design and construct a freight elevator to meet Tenant's equipment needs. In general, the freight elevator will move equipment to the first, second & third Floors. The elevator must accommodate a minimum of an 8,000 pound load. All transitions shall be smooth and level to and from the elevator. The dimensions, including allowances for a pallet jack and minimal clearance around the crate are approximately 102" (h) x 144" (w) x 64" (d). The freight elevator will have double doors. Each door must have a minimum clear opening width of 100".

         B. FLOOR LOAD CAPACITY. The first and second floors of the Hambach Building will be used for assembling and packaging computer components. Landlord will ensure that the building can accommodate an electric pallet jack, moving a 5,000 pound load and a stationary load of 15,500 pounds in certain locations on the second floor.

         C. SUPPLEMENTAL COOLING. Landlord will provide adequate space on site for two 125 ton chillers with an approximate total dimension of 36' x 8' x 9' and a total weight of approximately 20,000 pounds, to service the assembling and packaging areas. (Tenant will pay for the cost and installation of the chillers.)

         D. SECURITY SYSTEMS. Landlord will add additional security cameras to its current system at the entrances to the garage and at the loading/freight elevator area.

         E. HEATING, VENTILATION & AIR CONDITIONING. Landlord, at Landlord's expense will provide improvements to the current HVAC and control system to allow Tenant to control HVAC units after normal business hours. The improvements will also include upgrading the HVAC to allow for multiple zones per floor.

V.       COST SAVINGS

         So long as Landlord's costs in regard to the construction of tenant improvements are not increased, Landlord agrees to assist Tenant in working to maximize any and all funding available through any special cost savings programs, such as reduced real estate taxes, low interest rate loans, and refund of state sales taxes with respect to the construction of any tenant improvements. Any savings from these programs will accrue to Tenant.

                                    EXHIBIT D

                               Memorandum of Lease

RETURN ADDRESS:
David H. Oswald, Esq.
Ryan, Swanson & Cleveland, PLLC
1201 Third Avenue, Suite 3400
Seattle, WA  98101-3034

                               MEMORANDUM OF LEASE

GRANTOR: MERRILL PLACE LLC
GRANTEE: TERA COMPUTER COMPANY
ABBREVIATED LEGAL DESCRIPTION:      Portion of Block 4, D.S. Maynard's Plat of
                                    Seattle, Vol. 1, Pg. 23
                                    (See Page 4 for full legal description)

ASSESSOR'S TAX PARCEL NO.:          524780-0200-03

         THIS MEMORANDUM OF LEASE is made this _____ day of __________________, 1997, by and between MERRILL PLACE LLC, a Washington limited liability company ("Landlord"), and TERA COMPUTER COMPANY, a Washington corporation ("Tenant").

         W I T N E S S E T H:

         IN CONSIDERATION of the rents reserved in that certain Lease Agreement between the parties dated _________________________, 1997 (the "Lease"), and of the terms, covenants, conditions and agreements on the part of Tenant therein, notice is hereby given that Landlord has leased to Tenant ________ square feet of the buildings (the "Premises") located on certain real property having a postal address of 411 First Avenue South, Seattle, King County, Washington 98104, which real property is legally described on Exhibit A attached hereto and made a part hereof, together with all and singular the building or buildings, privileges and advantages, with any and all appurtenances belonging or in any way appertaining to the Premises hereby leased, including the right in Tenant, its successors, assigns, subtenants, employees, customers, licensees and invitees to use the parking areas, sidewalks, common areas and access areas to and from public streets and highways.

         TO HAVE AND TO HOLD the Premises for the initial term of one hundred twenty (120) months, ending at the time indicated in the Lease, with options to extend the term for one additional period of five (5) years, upon the terms, covenants and conditions specified in the Lease.

"LANDLORD"                 MERRILL PLACE LLC,
                           a Washington limited liability company

                           By:      NSD, LLC,
                                    a Washington limited liability company,
                                    its Manager

                                    By: ________________________________________
                                        Kevin Daniels, Member

"TENANT"                   TERA COMPUTER COMPANY,
                           a Washington corporation

                           By: _________________________________________________
                               Its:_____________________________________________

STATE OF WASHINGTON        )
                           )  ss.
COUNTY OF KING             )

         I certify that I know or have satisfactory evidence that KEVIN DANIELS is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Member of NSD, LLC, in its capacity as the Manager of MERRILL PLACE LLC, to be the free and voluntary act and deed of said limited liability company, for the uses and purposes mentioned in the instrument.

         WITNESS my hand and official seal hereto affixed this ______ day of _________________________, 1997.

                           _____________________________________________________
                           (Print name) ________________________________________
                           Notary Public in and for the State of Washington.
                           My appointment expires _____________________________.

STATE OF WASHINGTON        )
                           )  ss.
COUNTY OF KING             )

         I certify that I know or have satisfactory evidence that ______________________________ is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the __________________ of TERA COMPUTER COMPANY, to be the free and voluntary act and deed of said corporation, for the uses and purposes mentioned in the instrument.

         WITNESS my hand and official seal hereto affixed this ______ day of _________________________, 1997.

                           _____________________________________________________
                           (Print name) ________________________________________
                           Notary Public in and for the State of Washington.
                           My appointment expires _____________________________.

                                    EXHIBIT A

                               (LEGAL DESCRIPTION)

                                    EXHIBIT E

                            Additional Terms of Lease

         1. PARKING. Tenant shall have the right to park up to 140 automobiles and 70 bicycles in the parking garage portion of the Building, at the then prevailing parking rate in the garage, provided that there will be no charge for parking bicycles in the garage. The use of the garage shall be subject to such rules and regulations as Landlord or its parking garage operator may adopt from time to time. Tenant may, at its option, at any time during the Lease Term, on sixty (60) days' advance notice to Landlord, lease the entire garage, subject to existing contracts for space in the garage, at a net rent of $23,000 per month [for the first year only].

                                    EXHIBIT F

                         Building Rules and Regulations

                                    EXHIBIT E

                              Rules and Regulations

         1. The sidewalks, halls, passages, exits, entrances, elevators and stairways of the Building shall not be obstructed by Tenant or used by it for any purpose other than for ingress to and egress from the Premises. The halls, passages, exits, entrances, elevators and stairways are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. Tenant shall not go upon the roof of the Building.

         2. No sign, placard, picture, name, advertisement or notice visible from the exterior of the Premises shall be inscribed, painted, affixed or otherwise displayed by Tenant on any part of the Building without the prior written consent of Landlord. Landlord will adopt and furnish to Tenant general guidelines relating to signs inside the Building on the office floors. Tenant agrees to conform to such guidelines, but may request approval of Landlord for modifications. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord. Materials shall not be placed on windowsills. Any materials visible from outside the Building will not be permitted.

         3. The Premises shall not be used for storage of merchandise held for sale to the general public or for lodging. No cooking shall be done or permitted by Tenant on the Premises, except that use by Tenant of Underwriters' Laboratory-approved microwave oven and equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

         4. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises, unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning same. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Janitor service will not be furnished on nights when rooms are occupied after 9:30 p.m. unless, by agreement in writing, service is extended to a later hour for specifically designated rooms.

         5. Landlord will furnish Tenant with an agreed number of keys to the Premises, free of charge. No additional locking devices shall be installed without the prior written consent of Landlord. Landlord may make reasonable charge for any additional lock or any bolt installed on any door of the Premises without the prior consent of Landlord. Tenant shall in each case furnish Landlord with a key for any such lock. Tenant, upon the termination of its tenancy, shall deliver to Landlord all keys to doors in the Building and the Premises that shall have been furnished to Tenant.


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
         6. The building freight elevator shall be available for use by Tenant, subject to such reasonable scheduling as Landlord shall deem appropriate. The persons employed by Tenant to move equipment or other items in or out of the Building must be acceptable to Landlord. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, supplies, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight of such objects. Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining Tenant's property shall be repaired at the expense of Tenant.

         7. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or flammable or combustible fluid or materials or use any method of heating or air conditioning other than that supplied by Landlord. Tenant shall not use, keep or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, and/or vibrations, or interfere in any way with other tenants or those having business in the Building.

         8. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 8 a.m. and at all hours on Sundays and legal holidays and after 2 p.m. on Saturdays all persons who do not present an access card for entrance. Landlord will furnish access cards to persons for whom Tenant requests same in writing. Tenant shall be responsible for all persons for whom it requests cards and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of same by such action as Landlord may deem appropriate, including closing doors.

         9. The directory of the Building will be provided for the display of the name and location of tenants and a reasonable number of the principal officers and employees of tenants, and Landlord reserves the right to exclude any other names therefrom. Any additional name that Tenant shall desire to place upon the directory must first be approved by Landlord and, if so approved, a charge will be made therefor.

         10. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any window of the Building without the prior written consent of Landlord. In any event, with the prior written consent of Landlord, such items shall be installed on the office side of Landlord's standard window covering and shall in no way be visible from the exterior of the Building.

         11. Tenant shall see that the doors of the Premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before Tenant or Tenant's employees leave the Premises, so as to prevent waste or damage, and for any default or carelessness in this regard Tenant shall make good all injuries sustained by other tenants or occupants of the Building or Landlord. On multiple-tenancy floors, all tenants shall keep the doors to the Building corridors closed at all times except for ingress and egress.

         12. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be deposited therein, and any damage resulting to same from Tenant's misuse thereof shall be paid for by Tenant.

         13. Except with the prior consent of Landlord, Tenant shall not sell, or permit the sale from the Premises of, or use or permit the use of any sidewalk or common area adjacent to the Premises for the sale of, newspapers, magazines, periodicals, theatre tickets or any other goods, merchandise or service, nor shall Tenant carry on, or permit or allow any employee or other person to carry on, business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises be used for manufacturing of any kind, or for any business or activity other than that specifically provided for in Tenant's lease.

         14. Tenant shall not install any radio or television antenna, satellite dish, loudspeaker, or other device on the roof or exterior walls of the Building.

         15. Tenant shall not use in any space, or in the common areas of the , any handtrucks except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by Tenant into the Building or kept in or about the Premises.

         16. Tenant shall store all its trash and/garbage within the Premises until removal of same to such/location in the Building as may be designated from time to time by Landlord. No material shall be placed in the Building trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the City of Seattle without being in violation of any law or ordinance governing such disposal.

         17. All loading and unloading of merchandise, supplies, materials, garbage and refuse shall be made only through such entryways and elevators and at such times as Landlord shall designate. In its use of the loading areas on the first basement floor, Tenant shall not obstruct or permit the obstruction of said loading areas, and at no time shall Tenant park vehicles therein except for loading and unloading.

         18. Canvassing, soliciting, peddling or distribution of handbills or any other written material in the Building is prohibited, and Tenant shall cooperate to prevent same.

         19. Landlord reserves the right to select the name of the Building and to make such change or changes of name as it may deem appropriate from time to time, and Tenant shall not refer to the Building by any name other than: (i) the names as selected by Landlord (as same may be changed from time to time), or
(ii) the postal address, approved by the United States Post Office. Tenant shall not use the name of the Building in any respect other than as an address of its operation in the Building, without the prior written consent of Landlord.

         20. The requirements of Tenant will be attended to only upon application by telephone or writing or in person at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord. If Landlord's employees are made available for the assistance of Tenant, Landlord- shall- be paid for their services by Tenant at reasonable hourly rates.

         21. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of these Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

         22. Wherever the word "Tenant" occurs in these Rules and Regulations, it is understood and agreed that it shall mean Tenant's associates, agents, clerks, employees and visitors. Wherever the word "Landlord" occurs in these Rules and Regulations, it is understood and agreed that it shall mean Landlord's assigns, agents, clerks, employees and visitors.

         23. These Rules and Regulations are in addition to, and shall not be construed in any way to modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

         24. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and for the preservation of good order therein.

         25. Subject to the provisions of Exhibit C to the Lease, Landlord shall have the right to limit the weight, size and to designate the locations of all safes, filerooms, libraries and other heavy property within the Building. Maximum uniform floor loading allowed is 150 pounds per square foot live load and 40 pounds per square foot dead load. Tenant warrants that under no circumstances shall it load the floor in excess of this limit. If excess floor loading is required, all costs (including engineering) to prepare the floor surface and structure to withstand excess floor loads shall be borne by Tenant.

No vending machine or machines of any description shall be installed, maintained or operated on the Premises without the prior written consent of the Landlord. Landlord may, however, rescind such consent at any time without liability to Tenant.


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